UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1.	Report to Shareholders
Filed herewith.

annual report

  december 31, 2007

government securities fund

income and equity fund

balanced fund

growth fund

multi-cap value fund

small cap fund

Pacific Advisors

  table of contents

Message from the Chairman	1

Government Securities Fund	4

Income and Equity Fund	9

Balanced Fund	13

Growth Fund	18

Multi-Cap Value Fund	22

Small Cap Fund	27

Statement of Investments	34

Statement of Assets and Liabilities	58

Statement of Operations	60

Statement of Changes in Net Assets	62

Notes to Financial Statements	66

Financial Highlights	74

Report of Independent Registered Public Accounting Firm	81

Disclosure Regarding the Board's Approval of the Funds' Advisory Contracts	82

Directors and Officers	85

Additional Tax Information	89

This Report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation, or a recommendation that any particular investor should purchase or sell any particular security. The statements in the Report are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

Higher oil prices, billions of dollars in losses by major financial institutions due to the collapse of the sub-prime housing market, and recessionary fears dominated the headlines during the last half of 2007. Despite the overwhelming bad news and the rise of economic and market volatility, many of the major market indices achieved modest gains for 2007. It was a turbulent year for investors as the bulls and the bears vied for dominance. Positive economic reports mixed with negative statistics painting an uncertain picture for investors. Erratic investor sentiment caused the markets to rally and subsequently pullback three times during the year. Investor fortitude was tested day-to-day in a classic contest between greed and fear. This tug-of-war reinforced our belief that long-term performance results are best achieved with patience and discipline.

Economic Review

The economy showed resilience during 2007 and sustained a moderate pace of growth. Economic challenges came on a number of fronts including rising energy and food costs, a deteriorating U.S. housing market, and an imploding sub-prime market. Positively, employment remained healthy with unemployment at approximately 5.0%, U.S. exports surged throughout the year, and consumers continued to spend. U.S. GDP growth was uneven but remained positive throughout the year to produce an annual growth rate of approximately 2.5%.

The Federal Reserve lowered the fed funds rate in the fourth quarter to address the on-going liquidity crisis and help calm the volatile fixed income market. After its initial 0.5% rate cut in September, the Fed dropped rates by an additional 0.25% in October and again in December. At year-end, the fed funds rate stood at 4.25%. The Fed also agreed to coordinate efforts with other foreign central banks to provide on-demand borrowing capacity to their respective banking systems to ensure adequate global liquidity. While economic reports will likely remain mixed, the overall long-term economic prospects for the domestic and international economies remain positive.

Global economic growth continued at a solid pace led by China, India and other emerging countries in Asia, Europe and the Middle East. These countries continued to grow and make significant investments in infrastructure for transportation, telecommunications, industrial and residential construction. Economic growth in these countries has also led to a significant rise in consumer spending as wages improved and provided more money for discretionary spending. While there may be periodic slow downs, the combination of investments in infrastructure and increased consumer spending is expected to sustain the global growth cycle for the next few years.

Market Perspective

Even as long-term fundamentals supporting the U.S. economy and corporate profits remained relatively solid, significant market risk re-emerged during the second half of 2007. The equity markets are currently experiencing a disconnect between strong individual company earnings, as seen with solid fourth quarter announcements from General Electric and IBM, and broader market devaluations brought on by the upheaval in the troubled housing and financial sectors.

This disconnect is expected to remain until the market gains a better understanding of the losses incurred by financial institutions. It is difficult to project how long this process might take; but, we expect the share prices for financial institutions will remain under pressure and volatile for the near-term. While the housing market is expected to remain weak, many other industries such as agriculture; energy related businesses; manufacturing; healthcare; and telecommunications continue to see good growth opportunities.

In January, the Fed lowered the fed funds rate by another 0.75% in response to increasing market volatility. This action has already brought some relief to the markets and should help strengthen investor confidence by confirming the Fed's commitment to maintaining market liquidity and supporting economic growth. In addition,

Market Review

December 31, 2007	Close	YTD Return
Dow Jones	13,264.82	+6.4%
S&P 500	1,468.36	+3.5%
NASDAQ	2,652.28	+9.8%
Russell 2000 (small cap)	766.03	-2.7%
	12/31/07	12/31/06
10-Year T-Note Yield	4.03%	4.71%

Data: The Wall Street Journal

Message

from the chairman continued

Congress moved swiftly to approve an economic stimulus package that may also help ease investor and consumer concerns. While these initiatives have provided an important psychological boost, their real impact on the economy will probably not be realized until the second half of 2008.

The fixed income markets remained volatile during the last half of 2007. The benchmark 10-year U.S. Treasury Note reached a high of 5.26% in June and subsequently fell to a low of 3.83% in November. This wide spread demonstrates how aggressively the Fed, along with other foreign central banks, responded to the liquidity crisis. Their actions to inject significant cash into the banking systems and to lower borrowing costs helped restore some order to global and domestic fixed income markets. Nevertheless, until this risk component moderates, we expect the 10-year benchmark to remain volatile and trade in a range of 3.50% to 4.25% during the first quarter of 2008. While this downward movement in interest rates suggests that bond investors do not currently view inflation as a long-term threat to the economy, a rise in the benchmark above the expected range would indicate a change in investor sentiment.

Equity Investment Strategies

In 2007, our equity investment strategies continued to seek investment opportunities in sectors with favorable long-term trends such as energy, infrastructure and healthcare. We anticipate the markets will remain volatile during the first half of 2008 as the U.S. economy flirts with a potential recession. During the current market correction, the underlying valuations on a growing number of stocks have declined significantly. The investment opportunities in the equity markets are more attractive than at any time since the last recession in 2002. Furthermore, interest rate cuts by the Fed are historically a strong catalyst for equities. While acknowledging that market headwinds are expected to remain in place for the near-term, we believe performance in the equity markets will begin to improve during the second half of 2008.

We view the possibility of a recession as a normal occurrence in the economic cycle. A recession plays an important role in removing excesses from the economy and providing a base from which economic growth can redevelop. While we are not predicting a recession in 2008, we do anticipate a mild economic slowdown. U.S. economic growth should resume at a modest pace later this year. Based on a history of anticipating change, it would not be unusual for the equity markets to begin to recover during this economic slowdown. Our equity investment strategies will continue to be selective and focus on companies with strong long-term growth potential. We will be opportunistic in making our investments based on underlying financial strength and price rather than attempting to time the market or the recovery of an individual stock.

Fixed Income Investment Strategies

The adaptive nature of our fixed income strategies continued to address the on-going volatility driving the fixed income markets in 2007. Mid-summer, the fixed income market gave indications that interest rates had peaked. In response to this opportunity, we lengthened the average maturity on the fixed income portfolios and locked-in higher rates using 7 to 10-year callable corporate and government agency paper with yields between 5.5% and 6.5%. In addition, we selectively added high-quality, high yielding preferred stocks to some Fund portfolios. This strategy helped produce solid capital appreciation as rates fell and bond prices rose during the third and fourth quarters.

We expect the Fed will continue lowering the fed funds rate and increase the amount of money in circulation during the first quarter of 2008. We believe the Fed will maintain its policy to accommodate the liquidity needs of the U.S. banking and financial sector until the sub-prime debacle eases. Given that this more accommodative stance should push short-term rates lower, we are managing the fixed income portfolios toward intermediate maturities between 4 and 6 years. This strategy will continue to reinforce our goal of effectively managing volatility in the fixed income market by positioning the income-oriented Funds for reasonable total returns while protecting principal.

Looking Ahead

U.S. demand of goods and services continues to be an important catalyst in the global economy. While an economic slowdown will impact other countries' exports to the U.S., the weaker dollar has also made U.S. companies more competitive in exporting their goods and services. We anticipate that the European central banks will begin lowering interest rates in 2008 in response to economic slowdowns in their respective countries. This should help strengthen the dollar and may alleviate some inflationary pressures caused by

Message

from the chairman

unfavorable exchange rates. In addition, weakness in the U.S. housing industry is lowering housing costs in many areas of the country, which will also help ease inflationary forces. While inflation remains a risk we believe that inflationary pressures may lessen in the coming months.

As always, we must recognize that geopolitical events have the ability to impact the markets at any time. The U.S. presidential election will also influence the markets. There is a great deal of speculation as to not only who will win in November, but as to the various policy initiatives that will be proposed. Investors will closely follow strategies to address national issues such as healthcare, social security, immigration, and taxes and international issues such as free trade and foreign policy in the Middle East and Asia. Investors will watch closely to determine the best investment strategies to respond to potential changes in foreign policy.

We believe the U.S. and global economies can successfully overcome current domestic and international financial challenges. The U.S. economy appears to be stronger than it was during the last recession in 2002. During that period, the economy was recovering from the meltdown of the IPO and dot.com bubbles and the September 11th terrorist attacks. In addition, bankruptcies of major companies such as Enron, WorldCom and other firms due to fraudulent accounting further complicated the economic recovery. In contrast, most companies in 2008 have strong balance sheets and are well positioned to weather a temporary slowdown and pursue long-term growth strategies.

Investors today are inundated with 24/7 updates to business news via television, radio, business publications, and the internet. Unfortunately, much of the information focuses on headline news or sound bites. This saturation of coverage tends to create market volatility as investors react to short-term changes in market conditions. Investors often find it difficult to look beyond the current headlines and maintain the patience and discipline necessary for a long-term investment strategy. While investors may be tempted to believe that today's financial markets are somehow different, we point to the saying, "The more things change, the more they stay the same." In contrast to the tendency of many investors to focus on short-term results, we believe that superior long-term results are achieved by a disciplined buy and hold investment strategy. .

As value investors, we believe current investment opportunities are the best they have been since 2002. We will continue to employ long-term investment strategies which focus on undervalued companies with strong growth potential over the next three to five years. Down-trending markets are frustrating; however, they often create a stronger investment base with better stock valuations from which to move forward. We believe that this market may present such opportunities for patient, disciplined investors. In the following interviews, the portfolio managers discuss the investment strategies for each Fund in more detail.

Sincerely,

George A. Henning

Past performance does not guarantee future results. All economic and performance information is historical. The statements are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs expressed at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast.

Pacific Advisors

  Government Securities Fund

Seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. Invests at least 80% of its assets in U.S. Government fixed income securities and may invest in other income-producing instruments including dividend paying common stocks, for income and capital appreciation.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2007		For the fiscal year ended 12/31/06
		Expense Ratio	Net Expense Ratio
Class A	5.54%	3.17%	2.51%
Class C	4.73%	3.86%	3.21%

For the year ended December 31, 2007, the Fund's benchmark, the Lehman Intermediate Treasury Bond Index,1 rose 8.47%.

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2007.

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Unless otherwise stated, returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement which is approved annually by the Fund's Board of Directors. The waiver may be discontinued with ninety days notice at any time, but is expected to continue at current levels. Please see the Notes to the Financial Statements contained in this report for more details. Performance shown reflects the waiver, without which the results would have been lower. Expense ratios shown reflect the waiver, without which they would have been higher.

Interview with Portfolio Manager

Thomas H. Hanson

What were the major factors that impacted the U.S. government securities market during 2007?

2007 was a turbulent year for fixed income investors. Throughout the first half of the year, the Federal Reserve maintained a hawkish stance toward rising inflationary pressures. While core inflation remained within a reasonable and manageable range, growing global competition for products and services drove prices higher across a range of industries. The Fed held the fed funds rate steady at 5.25% and allowed the fixed income market to drive interest rates higher. Overall, the pace of economic expansion, along with slightly elevated inflation, propelled intermediate and long-term interest rates upward through the end of the second quarter. As a result of increased inflationary signs and rising interest rates, the bond market remained in a trading range for the first part of the year.

Ultimately, the primary challenge for U.S. government securities investors was responding to the Fed's abrupt reversal in interest rate policy during August and September. In late August, the global credit markets locked-up in response to the fallout in the sub-prime market. Funding for mortgages, corporate mergers, and inter-bank lending abruptly dried up. News of failing hedge funds and multi-billion dollar write-downs on sub-prime mortgages and related investments unnerved investors. The credit and liquidity meltdown caused an investor "flight to safety" to short-term U.S. Treasury securities which pushed rates downward.

The Fed acted swiftly to lower interest rates and increase liquidity to avert a crisis in the financial markets. Other central banks in Canada, England, and the European Union also intervened to increase liquidity in their respective banking systems. These actions, along with comments from Fed Chairman Bernanke and President Bush, helped ease market volatility. Nevertheless, the specific effect on the U.S government securities market was a dramatic. The

1  The Lehman Intermediate Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

benchmark 10-year Treasury Note experienced a 143-basis point swing as it peaked at 5.26% on June 12th and subsequently bottomed at 3.83% on November 26th.

Besides the credit and liquidity crisis, what other factors influenced the U.S. government securities market?

The credit crisis only added to existing uncertainty in the fixed income markets. Economic data remained uneven throughout the year keeping investors equally concerned about the threat of inflation and a possible recession in the U.S. economy.

The global economy continued to experience robust growth in 2007. Rising energy costs, a deteriorating housing market, and persistent problems in the sub-prime mortgage lending industry contributed to uneven and overall slower growth in the U.S. economy. The U.S. economy grew at a mere 0.7% pace in the first quarter, followed by much stronger growth rates of 3.8% and 4.9% in the second and third quarters, respectively. Initial readings, however, indicate that the U.S. economy grew at an anemic 0.6% in the fourth quarter.

The credit and liquidity crisis, higher costs for energy and food, and the weakening value of the U.S. dollar increased recessionary concerns in the second half of the year. The Fed responded by incrementally lowering the fed funds rate to 4.25% by year-end to reduce the likelihood of a recession. While financial market stability and economic growth moved to the forefront in the last half of the year, inflation remains an on-going concern.

How did you implement the Fund's total return strategy to navigate these market challenges?

The Fund seeks to achieve total return through income and capital appreciation. This approach gives the Fund the flexibility to adapt to fluctuations in the market brought on by changes in interest rates. In 2007, the most significant challenge for the Fund was effectively managing increased market risk and price volatility.

The Fund quickly adapted to the Fed's decision to lower interest rates in late summer. To manage risk and preserve capital, the portfolio was reallocated to concentrate in intermediate-term government agency securities with effective maturities of approximately 7 to 9 years. Moving to longer-term holdings helped minimize volatility while positioning the Fund for improved total return. Locking in better yields on U.S. government agency securities and achieving capital appreciation as bond prices rose enabled the Fund to achieve a solid return for the year.

How did the Fund's equity investments enhance total return in a lower interest rate environment?

While the Fund invests at least 80% of its assets in U.S. government securities, the remaining 20% may be invested in high-quality, dividend paying stocks. Preferred and dividend paying common stocks provide additional income and capital appreciation opportunities as a hedge against inflation. This benefit becomes increasingly important during periods of lower interest rates.

Over the course of the year, we increased the Fund's preferred stock holdings from approximately 5% to 7% of the portfolio. Preferred stocks offered higher yields than those available on U.S. government securities without significantly increasing risk to the portfolio. Additionally, the Fund maintained its holdings in high-quality, dividend paying common stocks at between 8% and 9% of the portfolio. For example, the Fund strategically added to its position in telecommunications firm Citizens Communications to achieve an effective yield of over 7%. As a result, the Fund's equity component contributed significantly to the Fund's total return during the year.

How is the Fund positioned for the first half of 2008?

As 2007 ended, the U.S. economy appeared on track for sustained growth in the range of 1.5% to 2.5% in 2008. We expect the Fed will maintain its accommodative monetary policy to promote moderate economic growth and maintain stability in the credit markets. This policy should continue to exert downward pressure on interest rates during the first half of 2008. We expect to see a number of callable bonds redeemed as they are subsequently refinanced at lower interest rates.

Rapid expansion in developing countries such as China and India continue to drive global economic growth. At the same time, foreign central banks are being challenged by the global credit and liquidity crisis. Specifically, the Central Banks of the European Union and England are facing slowing domestic growth and persistent inflationary pressures. To date, their monetary policy has focused on controlling inflation leaving interest rates largely unchanged. As a

Pacific Advisors

  Government Securities Fund continued

noticeable downturn in growth emerges, however, we expect these central banks will start to lower their interest rates. When a rate decline occurs, it would serve to bolster the U.S. dollar and make U.S. government securities more attractive to foreign investors.

The Fund will maintain a defensive investment strategy during the first half of 2008 in light of a declining interest environment both domestically and internationally. Near-term, we anticipate few significant changes to the Fund's portfolio. The Fund is well-positioned to minimize the impact of on-going market volatility with investments concentrated in short and intermediate-term government securities that produce an effective maturity between 5 to 6 years. Along with this capital preservation aim, we will continue to seek better yields and capital appreciation opportunities with U.S. government agencies and preferred stocks to enhance the Fund's total return.

Portfolio Holdings as of 12/31/07 (Based on Total Investments)

1.	U.S. Government Agencies	81.99%
2.	Equities	8.84%
3.	Preferred Stock	6.84%
4.	Cash and Cash Equivalents	2.33%

Change in Value of $10,000 Investment

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Government Securities Fund from January 1, 1998 through December 31, 2007 compared to the growth of the Lehman Intermediate Treasury Bond Index2.

Average Annual Compounded Return (Class A Shares)
For the year ended December 31, 2007

One Year	0.43%
Five Year	0.55%
Ten Year	3.37%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains and the maximum 4.75% sales charge on Class A shares. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

2  The Lehman Intermediate Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

Pacific Advisors

  Government Securities Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expense Paid During Period 07/01/07 – 12/31/07
Government Securities Fund Class A
Actual	$1,000.00	$1,030.10	$8.29
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$8.27
Government Securities Fund Class C
Actual	$1,000.00	$1,025.90	$12.26
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$12.25

3  Expenses are equal to the Fund's annualized expense ratio of 1.62% for Class A shares and 2.40% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Income and Equity Fund

Seeks to provide current income and, secondarily, long-term capital appreciation. Invests primarily in investment grade fixed income securities and dividend paying stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2007		For the fiscal year ended 12/31/06
		Expense Ratio	Net Expense Ratio
Class A	2.39%	2.80%	2.06%
Class C	1.63%	3.56%	2.81%

For the year ended December 31, 2007, the Fund's benchmarks, the Lehman Intermediate Corporate Bond Index1 and the S&P 5002 Index, rose 5.10% and 5.49%, respectively.

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2007.

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Unless otherwise stated, returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement which is approved annually by the Fund's Board of Directors. The waiver may be discontinued with ninety days notice at any time, but is expected to continue at current levels. Please see the Notes to the Financial Statements contained in this report for more details. Performance shown reflects the waiver, without which the results would have been lower. Expense ratios shown reflect the waiver, without which they would have been higher.

Interview with Portfolio Manager

Thomas H. Hanson

What factors had the greatest impact on Fund performance during the year?

Short-term declines in the Fund's financial services positions during the last quarter of 2007 had a significant impact the Fund's performance for the year. A number of preferred stock positions in financial services companies were added to the portfolio over the past two years. These positions offered superior long-term yields above 6% and reasonable opportunities to achieve long-term total return. These holdings, which represented approximately 7% of the Fund's portfolio, included positions in companies such as Bank of America, Barclays Bank, HSBC Holdings, Deutsche Bank, and Merrill Lynch.

While they are considered equities, preferred stocks act more like long-term bonds. As such, they are subject to price fluctuations if the issuer's credit worthiness changes; interest rates move; or if other preferred stocks offer more competitive yields. During the fourth quarter, these investments experienced meaningful price declines as a result of the credit and liquidity crisis in the financial services industry brought on by sub-prime lending issues. In addition, these positions became less attractive in comparison to new preferred stock issues offering higher yields. We expect that these above-average yielding securities will rebound well once the financial services sector resolves its current challenges.

How did the corporate bond market fare in 2007?

The corporate bond market faced numerous challenges in 2007. The trend toward rising interest rates during the first half of the year abruptly changed direction in late summer. The sub-prime mortgage crisis unfolded in August, causing a credit and liquidity crisis that heightened volatility in the fixed income markets. To help stabilize the fixed

1  The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Pacific Advisors

  Income and Equity Fund continued

income market, the Federal Reserve responded by incrementally cutting rates from 5.25% to 4.25% by year-end. While the sub-prime crisis impacted broader securities markets and the economy, most corporate bonds outside of the financial services sector remained unaffected.

In addition, high-quality, high yielding corporate bonds remained in short supply during 2007. With robust balance sheets and substantial cash reserves, major U.S. corporations had little need to issue new corporate bond offerings. In fact, many corporations took advantage of declining interest rates to retire or refinance their debt. The limited supply of high-quality, higher yielding corporate bonds is expected to continue in this environment of declining interest rates.

How did the Fund adapt to the challenges in the corporate bond market?

Economic uncertainty and heightened volatility made the fixed income and equity markets equally challenging during 2007. The Fund's investment allocation remained relatively unchanged throughout the year with approximately 70% in fixed income securities and cash and 30% in equities. We made strategic adjustments in each segment of the portfolio to respond to specific challenges within individual areas of the market and meet the Fund's total return objective.

The primary challenges in the fixed income markets were elevated interest rate risk and a shrinking supply of high-grade corporate bonds. The Fund managed these challenges by augmenting the portfolio with U.S. government agency securities and select preferred stock, as well as higher dividend paying equities. These enhanced yield and provided additional opportunities for long-term capital appreciation to improve total return.

Government agency paper, a risk-appropriate substitute for investment grade corporate bonds, increased from 16% to 20% of the portfolio by year-end. Agency instruments purchased for the Fund included bonds issued by the Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), and Federal National Mortgage Association (Fannie Mae). Most of these bonds offered coupons above 5.25%.

How did the Fund manage increased volatility in the equity markets during the year?

Volatility in the equity markets increased significantly in the second half of 2007. The credit and liquidity crises in late summer created additional concerns for investors already troubled by a slowdown in the housing sector, rising oil prices, and growing concerns about inflation and a possible recession. Stocks in the financial sector were hit hardest as banks and investment brokers had to write-off significant losses related to sub-prime and other collateralized debt.

To manage elevated market risk, the Fund maintained its disciplined equity strategy and continued to concentrate holdings in high-quality, dividend paying stocks of well-known companies. We maintained healthy exposure to defensive holdings less susceptible to fluctuations in the economy. This included positions in the healthcare sector such as Johnson & Johnson and Pfizer and select multi-national firms such as General Electric and Procter & Gamble. While managing risk, the Fund also benefited from select positions in the stronger performing areas of the market with investments in integrated energy producer Marathon Oil and technology companies Microsoft and Honeywell.

What challenges or opportunities exist for the Fund in 2008?

We expect to make relatively modest changes to the Fund's portfolio allocation and individual equity and fixed income holdings in the first half of 2008. The equity markets will remain more volatile until investors gain a clear picture of the direction for the U.S. economy. We will continue to selectively take advantage of opportunities to participate in the stronger performing areas of the market such as energy and basic materials. At the same time, we will continue to manage risk by maintaining a significant portion of the Fund's equity holdings in more defensive positions.

High-quality corporate bonds will likely remain in short supply during 2008. However, positive cash flow and lower interest rates may ultimately provide U.S. companies with incentives to use cash, stock and or new debt for future mergers and acquisitions. Over time, this may result in a greater supply of corporate bonds. In the meantime, the Fund will continue to utilize U.S. government agency paper and appropriate preferred stock offerings to achieve total return.

Given the current declining interest rate environment, intermediate-term fixed income securities continue to offer the best opportunities to capture yield and capital appreciation potential while managing market risk. Therefore, we will continue to concentrate fixed income holdings in positions with maturities in the range of seven to ten years. When interest rates reach a bottom, we will shorten maturities to protect principal and then redeploy capital in higher yielding fixed income securities as interest rates rise.

Portfolio Holdings as of 12/31/07 (Based on Total Investments)

1.	Corporate Bonds	39.08%
	Equities	29.95%
2.	Energy	6.87%
3.	Health Care	4.30%
4.	Industrials	3.95%
5.	Financials	3.84%
6.	Other Equities	10.99%
7.	U.S. Government Agencies	19.96%
8.	Preferred Stock	6.61%
9.	Cash and Cash Equivalents	4.40%

Change in Value of $10,000 Investment

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Income and Equity Fund from January 1, 1998 through December 31, 2007 compared to the growth of the S&P 500 Index and the Lehman Intermediate Corporate Bond Index3.

Average Annual Compounded Return (Class A Shares)
For the year ended December 31, 2007

One Year	– 2.51%
Five Year	2.93%
Ten Year	3.41%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains and the maximum 4.75% sales charge on Class A shares. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

3  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

Pacific Advisors

  Income and Equity Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expense Paid During Period 07/01/07 – 12/31/07
Income & Equity Fund Class A
Actual	$1,000.00	$1,001.40	$9.84
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$9.95
Income & Equity Fund Class C
Actual	$1,000.00	$996.90	$13.59
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$13.78

4  Expenses are equal to the Fund's annualized expense ratio of 1.95% for Class A shares and 2.70% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Seeks to achieve long-term capital appreciation and income consistent with reduced risk. Invests primarily in large and medium cap common stocks with at least 25% of its assets invested in fixed income securities and preferred stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2007		For the fiscal year ended 12/31/06
Class A	6.53%	2.54%
Class C	5.67%	3.30%

For the year ended December 31, 2007, the Fund's benchmarks, the Lehman Intermediate Corporate Bond Index1 and the S&P 500 Index2, rose 5.10% and 5.49%, respectively.

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2007.

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Unless otherwise stated, returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Interview with Portfolio Managers

Thomas H. Hanson
George A. Henning
Samuel C. Coquillard

What factors contributed to volatility in the equity and fixed income markets during 2007?

Despite continued economic expansion and low unemployment in 2007, investor concern rose in response to several troubling economic factors. These issues included weakness in the U.S. housing market, a rise in energy prices, the weakness of the U.S. dollar, and fallout from the meltdown of the sub-prime market, including the failure of related hedge fund investment products. While these factors impacted the markets in different ways, they all increased economic uncertainty which led to greater market volatility.

Uncertainty between the threat of a recession and inflation heightened day-to-day market volatility during the second half of 2007. Mixed economic data did little to ease investors' minds or provide clarity on the health of the U.S. economy. This economic turmoil and ambiguity produced two 10% stock market corrections in August and again in November.

Additionally, the fixed income markets came under increased pressure in the second half of the year as funding for loans to both retail and institutional borrowers became more difficult to obtain. To help ease the liquidity crisis, the Federal Reserve reversed its policy on interest rates. It lowered the fed funds rate by a full 1% from its August level of 5.25% to 4.25% by year-end. While the equity and fixed income markets will likely remain more volatile in 2008, the Fed's accommodative monetary policy should help restart the lending engine, bolster investor confidence, and reinforce future economic growth.

1  The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Pacific Advisors

  Balanced Fund continued

How did the Fund manage increased market risk in the equity and fixed income portions of the portfolio?

The Fund employs both a top-down and bottom-up strategy for equity investments that seeks undervalued stocks from among the leading market sectors. For fixed income securities, the Fund utilizes an adaptive strategy which lengthens or shortens maturities in response to changes in interest rates. This conservative investment approach allows the Fund to seek long-term opportunities for total return while actively managing risk in the prevailing market.

Over the course of the year, this investment approach effectively positioned the Fund to respond to heightened volatility in the equity markets and the abrupt change in interest rates in the fixed income markets. At the beginning of the year, the portfolio had approximately 62% invested in equities, 29% in fixed income, and 9% in cash and U.S. Treasury Bills. While select adjustments were made to the Fund's equity holdings, the Fund's overall equity allocation remained relatively unchanged throughout the year. Equity holdings were adjusted throughout the year to focus on firms that would benefit from a weak U.S. dollar and strong international growth. To this end, the Fund added to existing holdings and established new positions in select multinational firms such as consumer products companies Cadbury Schweppes and Procter & Gamble, commercial aircraft manufacturer Boeing, and financial services and travel-related firm American Express.

As the year progressed, we strategically invested the Fund's cash and rotated short-term treasury positions into higher yielding U.S. government agency bonds and preferred stock. These intermediate-term fixed income securities provided stability and helped lessen overall portfolio risk. The Fund's fixed income position was increased to 36% by year-end while cash holdings decreased to approximately 3%.

The corporate bond market continued to experience a scarcity of high-grade, higher yielding corporate bonds during 2007. The majority of S&P 500 corporations successfully met their financial projections, cash flows were generally robust, and balance sheets were well managed. These factors gave major U.S. corporations little reason to issue new corporate debt. In fact, many corporations took advantage of declining interest rates to retire or refinance their debt at lower costs. The trend for declining interest rates is expected to remain intact though most of 2008. While this may further reduce the availability of high-quality, higher yielding corporate bonds, it may also prompt corporations to issue new debt for merger and acquisition activity.

How did the Fund achieve strong performance and outperform its benchmarks in 2007?

Strong performance was achieved primarily from the Fund's equity holdings in the energy, energy services, basic materials, infrastructure building, and select consumer-related sectors. The Fund benefited from rising worldwide demand for energy through its positions in oil and gas producers Devon Energy and Suncor Energy. Cameron International, a provider of oil and gas equipment and services, also benefited from this long-term global trend and increased demand for energy services firms that supply production equipment, products and technical expertise. The Fund's long-term holdings in multi-national companies such as Coca-Cola, Johnson & Johnson, and Nokia further contributed to performance as they benefited from a weak dollar and an increase in global trade. In addition, significant gains were achieved when buy-outs were announced for commodities producer Rio Tinto, and oil exploration firm Grant Prideco.

How has the Fund been impacted by the deterioration of financial services sector?

While the Fund benefited from the gains in the oil and basic materials sectors, performance lagged in financial services firms such as Citigroup and Washington Mutual. During the first half of the year, these companies offered above-average dividends with marginal downside risk. This risk abruptly escalated in August as news of the sub-prime meltdown grew and valuations began deflating across the financial services sector. In response, these positions were sold and losses were used to offset some of the strong gains realized from other positions such as Rio Tinto and Grant Prideco.

How will the Fund's strategy be implemented in the first half of 2008?

The equity and fixed income markets are expected to remain turbulent as the U.S. economy flirts with a mild recession. We anticipate market volatility will persist until the credit and liquidity issues are resolved and the direction of the U.S. economy is established. In light of these conditions, we believe the Fed will maintain its accommodative policy and continue to lower interest rates. This should help sustain economic momentum and keep unemployment relatively low at a rate between 5.0% and 5.5%. In addition, Fed policy should afford the troubled financial sector the time and money needed to recover from its current challenges.

We anticipate making only minor adjustments to the Fund's portfolio as the current economic scenario unfolds in the first half of 2008. We will continue to focus on prudent equity selection to balance risk and reward. The Fund's equity strategy will continue to seek above-average growth from stronger performing energy, basic materials and select multi-national firms. These holdings will be balanced with defensive positions in the consumer-related and healthcare sectors. Our fixed income strategy will remain focused on risk management and capital preservation. To this end, we will continue to seek total return through the selection of additional preferred stocks and corporate bonds with shorter effective maturities.

Pacific Advisors

  Balanced Fund continued

Portfolio Holdings as of 12/31/07 (Based on Total Investments)

	Equities	61.31%
1.	Energy	15.97%
2.	Financials	9.39%
3.	Industrials	8.78%
4.	Consumer Staples	6.47%
5.	Information Technology	6.27%
6.	Health Care	5.37%
7.	Other Equities	9.06%
8.	Corporate Bonds	26.99%
9.	U.S. Government Agencies	6.77%
10.	Preferred Stock	1.76%
11.	Cash and Cash Equivalents	3.17%

Change in Value of $10,000 Investment

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Balanced Fund from January 1, 1998 through December 31, 2007 compared to the growth of the S&P 500 Index and the Lehman Intermediate Corporate Bond Index3.

Average Annual Compounded Return (Class A Shares)
For the year ended December 31, 2007

One Year	0.42%
Five Year	7.61%
Ten Year	5.71%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains and the maximum 5.75% sales charge on Class A shares. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

3  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expense Paid During Period 07/01/07 – 12/31/07
Balanced Fund Class A
Actual	$1,000.00	$994.60	$11.11
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$11.28
Balanced Fund Class C
Actual	$1,000.00	$990.40	$14.90
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$15.16

4  Expenses are equal to the Fund's annualized expense ratio of 2.21% for Class A shares and 2.97% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Growth Fund

Seeks to achieve long-term capital appreciation. Invests primarily in medium to large capitalization companies whose stocks are a part of the S&P 500 Index1 or the Nasdaq 100 Index2.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2007		For the fiscal year ended 12/31/06
		Expense Ratio	Net Expense Ratio
Class A	17.59%	3.68%	2.64%
Class C	16.76%	4.44%	3.40%

For the year ended December 31, 2007, the Fund's benchmarks, the S&P 500 and the Russell 10003, rose 5.49% and 5.77%, respectively.

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2007.

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Unless otherwise stated, returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement which is approved annually by the Fund's Board of Directors. The waiver may be discontinued with ninety days notice at any time, but is expected to continue at current levels. Please see the Notes to the Financial Statements contained in this report for more details. Performance shown reflects the waiver, without which the results would have been lower. Expense ratios shown reflect the waiver, without which they would have been higher.

Interview with Portfolio Manager

Thomas H. Hanson

The Fund outperformed both the S&P 500 and the Russell 1000 indices by wide margins in 2007. How was such strong performance achieved?

Solid performance in 2007 was the result of the Fund's growth-at-a-reasonable-price (GARP) strategy. We use a top down approach to identify industries and sectors that are best positioned to participate in broader economic trends and are displaying market leadership. We further seek to identify the leading companies within these industries and sectors that offer growing or sustainable earnings and are fairly valued in relation to the market. Investments are selected for their ability to offer the potential for above-average long-term growth with a prudent level of risk.

Throughout the year, our analysis identified significant capital appreciation opportunities in the energy, energy services, basic materials, and international industrials sectors. While these sectors were not immune from volatility, they nevertheless continued to benefit from robust global economic growth. The portfolio was well positioned with holdings in these areas throughout the year and reaped the benefit of strong performance driven by robust global demand for these products and services.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  The Nasdaq 100 Stock Index is an unmanaged, market capitalization weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

3  The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 1,000 largest publicly traded companies within the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of capital gains, management fees, or expenses.

Positions which performed particularly well for the Fund included Marathon Oil, an integrated oil producer; Apache Corp., an oil and gas exploration firm; and Itron Inc., a global energy metering and systems supplier. Additionally, FMC Technologies, an industrial producer of equipment utilized in offshore energy production, saw its stock rise on expanding earnings. Furthermore, FMC recently won a substantial contract to supply oil services equipment to support oil exploration and production along the coast of Angola.

Were there other equity sectors that performed well for the Fund?

In addition to the energy and basic materials sectors, the Fund derived strong performance from firms benefiting from the global infrastructure building boom. Both domestically and internationally, a surge continued for new construction and repairs to existing highways, bridges, transportation hubs, power plants and communications systems. This expansion, often in tandem with commercial development, is being driven in large part by modernization efforts in many countries around the world including China, India, and those in Eastern Europe. This global trend is expected to continue for the foreseeable future.

Manitowoc Co. is one example of a firm benefiting from the long-term global construction trend. As a maker of lifting equipment primarily utilized in large-scale construction projects, Manitowoc has experienced strong demand for its cranes. Domestic and international demand for its equipment has generated solid earnings that are forecast to remain strong for the next several years as backlog orders continue to swell.

How did risk management contribute to the Fund's success in 2007?

Risk was primarily managed in two ways during 2007. First, we used pullbacks in the market to add or build on select positions in the leading sectors that had above-average return potential. While we do not seek to time the market, we will take advantage of changes in the market to add to positions in companies that have achieved more reasonable price levels.

For example, throughout the year, stock prices in the basic materials and energy sectors ebbed and flowed even as strong long-term growth trends in these areas remained intact. National Oilwell Varco, an energy equipment firm, saw its stock price fluctuate in response to changing market sentiment on energy stocks. The market underwent a substantial sell-off in August during which the company's stock price declined approximately 15%. Nevertheless, the company's long-term growth prospects remained intact presenting an opportunity to add to the Fund's position at attractive prices. National Oilwell Varco subsequently produced solid performance which contributed to the Fund's gains for the year.

We also managed risk by actively balancing the Fund's more volatile holdings in the energy and basic materials sectors with more defensive investments in the healthcare services and equipment industries. Demand for services and products in these areas tend to remain stable despite changes in the broader economy. Positions in these areas included managed care provider Wellpoint, Inc. and healthcare equipment manufacturer Zimmer Holdings. In particular, Zimmer Holdings has continued to benefit from increasing demand for reconstructive orthopedic implants resulting from the aging American population.

How has the Fund been positioned to seek performance opportunities in 2008?

We expect the current trend of strong global growth will continue to drive the market in the first half of 2008. Above-average performance opportunities will likely continue to come from the energy, energy services, basic materials, international industrials, and infrastructure-building sectors. We have also noted emerging leadership in the agricultural sector. We will add to current positions and establish new positions in these sectors as we identify opportunities that meet our GARP criteria. Overall, we do not anticipate any significant changes in the portfolio over the next few quarters.

Our primary goal during the first half of 2008 is to actively manage risk in the more volatile leading sectors such as energy and energy services. Long-term growth prospects for these sectors remain attractive. While these sectors should weather any near-term slowdown in U.S. economic growth, they will likely remain more volatile in response to changes in the economy.

We will continue to maintain Fund's defensive holdings in the healthcare services and equipment areas to provide stability to the portfolio. In addition, we may also temporarily increase the Fund's cash position to help manage short-term risk. We believe these strategies will continue to effectively mitigate volatility in the Fund's portfolio and position the Fund for continued growth.

Pacific Advisors

  Growth Fund continued

Portfolio Holdings as of 12/31/07 (Based on Total Investments)

	Equities	97.08%
1.	Energy	37.71%
2.	Health Care	23.04%
3.	Industrials	15.50%
4.	Information Technology	8.31%
5.	Materials	6.31%
6.	Other Equities	6.21%
7.	Cash and Cash Equivalents	2.92%

Change in Value of $10,000 Investment

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Growth Fund from May 1, 1999 through December 31, 2007 compared to the growth of the S&P 500 Index and the Russell 1000 Index5.

Average Annual Compounded Return (Class A Shares)
For the year ended December 31, 2007

One Year	10.85%
Five Year	13.26%
Since Inception	0.24%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains and the maximum 5.75% sales charge on Class A shares. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

4  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 1,000 largest publicly traded companies within the Russell 3000 Index. The Index does not take capital gains into consideration. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expense Paid During Period 07/01/07 – 12/31/07
Growth Fund Class A
Actual	$1,000.00	$1,051.50	$13.70
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$13.53
Growth Fund Class C
Actual	$1,000.00	$1,048.10	$17.55
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$17.36

5  Expenses are equal to the Fund's annualized expense ratio of 2.65% for Class A shares and 3.40% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Multi-Cap Value Fund

Seeks to achieve long-term capital appreciation. Invests in a diversified portfolio of large to small capitalization companies using an actively managed, value investment approach.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2007		For the fiscal year ended 12/31/06
Class A	1.40%	3.02%
Class C	0.57%	3.79%

For the year ended December 31, 2007, the Fund's benchmark, the S&P 500 Index1, rose 5.49%.

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2007.

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Unless otherwise stated, returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Interview with Portfolio Managers

George A. Henning
Samuel C. Coquillard

How did the Fund's investment strategy change in 2007?

The Fund's core investment strategy and long-term objectives did not change during 2007. However, significant changes were made in the execution of the Fund's strategy with the introduction of a new portfolio management team in May. Over the second half of the year, we strategically restructured the portfolio to increase diversification among all market capitalizations: large cap, mid-cap and small cap. We believed that broadening the Fund's capitalization exposure would help manage risk in the portfolio and add long-term value to the Fund. In particular, we believed that the Fund would benefit from an increase in small and mid-cap holdings positioned to benefit from strong global economic growth.

At the beginning of the year, the average market capitalization of the Fund was over $27 billion with the portfolio heavily weighted toward large and mega-cap firms. Over the course of the year, some larger cap holdings were sold while a number of new mid and small cap positions were added to the portfolio. As a result, the portfolio became more representative of the Fund's multi-cap approach as evidenced by a lower average market cap of approximately $21.5 billion at year-end. As we make adjustments, we will continue diversify the portfolio and anticipate a further reduction in the average market capitalization toward a range of $10 to $15 billion.

While these adjustments caused portfolio turnover to rise in 2007, we anticipate that the long-term investment strategy of the Fund will result in lower turnover. The majority of the portfolio adjustments were implemented by the end of 2007. In 2008, we will continue to actively manage the Fund, making incremental adjustments to the portfolio as company-specific and general economic trends present opportunities.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

What new holdings were added to restructure the Fund's portfolio?

A number of new positions were introduced to replace many of the Fund's larger or more volatile holdings. New holdings were selected to reinforce the multi-cap nature of the Fund and capitalize on longer-term trends in the domestic and global economies. These long-term trends include a rising demand for energy, trade-driven shipping, infrastructure building, and defense/security technology.

Energy supplies are expected to remain tight especially in light of surging economies in India, China, and Eastern Europe. In 2007, we added to the Fund's mid-cap holdings with positions in Arch Coal and Tidewater, Inc. While Arch Coal is a domestic coal producer that primarily serves the U.S. market, it has directly benefited from the weak dollar and rising demand for coal exports, especially from China. Tidewater is an international marine transportation company that services offshore oil and gas drilling operations. Tidewater's more modern and sophisticated fleet gives it a competitive advantage in international markets. The company is realizing stronger growth rates and profits along with longer service contracts due to the limited supply of these types of specialized vessels. The portfolio also maintained exposure to the integrated energy sector with its position in Chevron Corp. Chevron continued to offer strong valuations based on its participation in the growing global demand for energy.

In the transportation sector, we added to the Fund's position in small cap holding Genesee and Wyoming, Inc., a short line railroad, and established a new mid-cap position with Kansas City Southern (KCS), a tier one north-south railroad. KCS is well positioned to take advantage of trade growth at the Mexican deep water port of Lazaro Cardenas, the only deep water port on the West Coast and the only port which serves as the point of entry to North America for deep water ships bringing goods from Asia. KCS will benefit as this port handles more U.S. bound cargo which is currently stretching capacity at U.S. Pacific ports.

Furthermore, the Fund added to positions in select technology-oriented companies which are profiting from increasing demand for security systems and infrastructure improvements such as mid-cap holding SAIC and large cap holding Honeywell. SAIC is a provider of scientific systems and technical services to the U.S. military. Honeywell is a diversified systems and technology firm that supplies a wide variety of products and services to the transportation and defense industries worldwide.

Other value opportunities were added through small and mid-cap companies that are well positioned to participate in the strong global economy. This included adding a position in H.B Fuller, a producer of adhesives and specialty chemicals with a global clientele base. The firm is realizing strong international demand for its products despite slower domestic sales as the U.S. housing market has come under pressure. H.B. Fuller's multi-national operations have bolstered its revenues and positioned the company to successfully weather a domestic slowdown and emerge with solid, long-term global growth prospects. To this end, the company has continued to buy in stock and expand its global presence.

How did market volatility caused by the fallout in the sub-prime market impact Fund performance?

Market volatility increased the challenges of repositioning a number of the Fund's holdings, especially during the second half of 2007. At mid-year, the Fund had exposure to stocks in the financial services sector. Many of these firms held strong and compelling valuations during the first half of 2007 that were further supported by above-average dividend yields. Initially, it appeared that the troubles in the housing and mortgage sectors would be limited. As the sub-prime debacle exploded in August, however, it subsequently dragged down companies in the banking and financial services industries regardless of their actual exposure to the fallout.

Many of these firms began to recognize billions of dollars in mortgage write-downs and losses on related investments. This unexpected event led to poor performance for many of the Fund's financial services holdings. These holdings included such companies as Washington Mutual, the country's largest savings and loan bank; Citigroup, an international financial services firm; and insurance and financial services provider AIG.

Nevertheless, we believe these positions represent solid companies which can provide long-term value to the Fund. While the Fund's short-term performance suffered from these financial holdings, we

Pacific Advisors

  Multi-Cap Value Fund continued

believe the financial services sector will recover as companies reposition their business strategies for future growth. It may, however, still take a few quarters for the risks associated with these stocks to subside and for their stock prices to rebound.

How will the Fund's strategy be executed in the first half of 2008?

We have seen significant economic and market growth during the past few years. It is not unusual at this point in the market cycle to experience a correction to remove speculation. While the problems in the housing market have created significant problems for the U.S. economy, many other industries have experienced strong growth as a result of economic expansion in Asia, India and other European countries. Economic growth in these countries has increased consumer demand for goods and services. Additionally, these countries have made substantial investments in building and infrastructure improvements, especially in areas such as telecommunications and transportation. These projects will take several years to complete and will provide a base for continued global economic growth.

We anticipate that the U.S. economy will show little growth in the first half of the year and may experience a mild recession. It appears, however, that the equity markets have already factored in this assumption as many companies are trading at attractive valuations even as their businesses slow down temporarily. We expect to see improvement in the U.S. economy later in the year as the interest rate cuts from the Federal Reserve and the economic stimulus package approved by Congress work their way into the economy.

We believe the longer-term outlook for the U.S. economy and markets remains positive. The portfolio adjustments made during 2007 were implemented with the expectation that we would enter a period of slower economic growth. We believe a more diversified portfolio focused on companies poised to benefit from global economic expansion positions the Fund with the opportunity for strong long-term growth.

Portfolio Holdings as of 12/31/07 (Based on Total Investments)

	Equities	100.00%
1.	Energy	24.53%
2.	Industrials	22.14%
3.	Financials	13.12%
4.	Materials	12.08%
5.	Health Care	9.11%
6.	Consumer Staples	7.48%
7.	Information Technology	7.18%
8.	Consumer Discretionary	4.36%

Change in Value of $10,000 Investment

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Multi-Cap Value Fund from April 1, 2002 through December 31, 2007 compared to the growth of the S&P 500 Index2.

Average Annual Compounded Return (Class A Shares)
For the year ended December 31, 2007

One Year	– 4.43%
Five Year	12.54%
Since Inception	6.49%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains and the maximum 5.75% sales charge on Class A shares. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Pacific Advisors

  Multi-Cap Value Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expense Paid During Period 07/01/07 – 12/31/07
Multi-Cap Value Fund Class A
Actual	$1,000.00	$954.30	$13.89
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$14.40
Multi-Cap Value Fund Class C
Actual	$1,000.00	$950.00	$17.50
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$18.17

3  Expenses are equal to the Fund's annualized expense ratio of 2.82% for Class A shares and 3.56% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Fund

Seeks to achieve long-term capital appreciation. Invests in small company stocks with strong earnings growth potential using a value investment approach with a focus on companies whose market capitalization is below $500 million.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2007		For the fiscal year ended 12/31/06
Class A	6.10%	2.78%
Class C	5.22%	3.54%
Class I	6.19%	2.48%

For the year ended December 31, 2007, the Fund's benchmark, the Russell 2000 Stock Index1, declined -1.57%.

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2007.

Figures shown are past performance and do not guarantee future results. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end call (800) 989-6693. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks.

Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Unless otherwise stated, returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Interview with Portfolio Manager

George A. Henning

The Fund's benchmark, the Russell 2000 Index, lost 1.57% during 2007. Does this signal an end to the success of small cap stocks?

While the broader small cap market came under pressure toward the end of 2007, it appears to be a temporary lull rather than a fundamental shift in market expectations for smaller companies. Part of the divergence of performance between small and large cap companies can be attributed to investors adjusting their portfolios in response to a slowdown in the general economy. During periods of slower economic growth, investors tend to seek the safety of larger organizations and avoid smaller operations which have historically been more susceptible to the effects of a recession.

In spite of this, several factors contribute to a positive outlook for small cap companies. In particular, the Sarbanes-Oxley Act of 2002 has engendered greater oversight by company boards and executives resulting in businesses that are fundamentally stronger and better positioned to successfully navigate an economic slowdown. This heightened responsibility created by Sarbanes-Oxley has led to stronger balance sheets, improved inventory management, leaner cost structures, and enhanced controls with regard to corporate and fiscal responsibility found in many smaller companies.

In addition, while market pullbacks can be painful and challenging, they also create investment opportunities for companies and investors. Companies can utilize their strong balance sheets to acquire businesses and operations which can then be leveraged into solid growth during a recovery. Investors can take advantage of pullbacks in the market to find those stocks that are trading at a discount to their fair

1  The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

Pacific Advisors

  Small Cap Fund continued

value. Just as a prudent shopper will buy winter clothes during the dog days of summer, the Fund seeks to take advantage of periods of irrational market weakness to invest in strong businesses with high caliber management teams.

The Fund's strong performance in 2007 is evidence that we remain in a stock picker's market with returns generated from individual stock selection rather than broad market allocation. This trend is likely to continue in 2008, highlighting the importance of due diligence and prudence throughout the investment decision process. We remain confident in the Fund's current portfolio holdings given their fundamental strength. In addition, we believe the Fund will continue to benefit from its focus on holdings in industries poised for long-term growth such as energy and infrastructure development.

What contributed to the Fund's success in 2007 and enabled it to outperform the Russell 2000?

The Fund maintains a focused portfolio which allows us to concentrate holdings in those areas that are considered most attractive. This selective portfolio structure seeks to avoid the dilution of performance that typically occurs in broad market portfolios that mandate weightings in sectors that may not be attractive. During 2007, the Fund invested in businesses that are expected to continue to deliver strong results despite the apparent slowdown in the economy. This included Terra Industries, a producer of fertilizer products that has benefited from increased demand for corn in ethanol production; Denbury Resources, which is involved in oil and natural gas exploration; and Darling International, which provides rendering and recycling services to the food industry. Conversely, the Fund avoided areas that were particularly sensitive to shifts in the economic cycle or subject to above-average speculative risk, such as the consumer discretionary and technology sectors.

The Fund also focused on companies that are market leaders and have dominant franchises in their respective industries. Such companies included Kirby Corp., the dominant name in inland marine transportation and offshore petrochemicals; Parker Drilling, the number one player in deep drilling services; Chattem Inc., a market leader in over-the-counter personal care products; and America Service Group, the largest provider of managed healthcare services for correctional facilities. These franchises exhibit the strong competitive position and long-term growth potential the Fund seeks in each of its investments.

Although financial companies were under pressure in 2007, we continue to believe in the long-term value of these stocks, particularly in select regional banks as well as pawnshop and payday lending operations. These companies, which include Nara Bancorp, East West Bancorp, Vineyard National Bancorp, EZCORP, and First Cash Financial Services, have little to no direct exposure to the sub-prime paper and collateralized debt obligations that are largely responsible for the recent fallout in the credit markets. While current credit conditions will have a near-term impact on earnings, the long-term prospects for these companies, coupled with attractive valuations, provide a favorable risk-reward profile that gives us confidence in this sector for 2008.

Finally, a comprehensive sell strategy allowed us to take advantage of increased market volatility in 2007 by opportunistically realizing gains for the Fund. While we believe that identifying investment opportunities is key to the Fund's success, having the right sell strategy for each investment is of equal, if not greater, importance. Understanding how a stock trades provides valuable insight that enables us to effectively manage the Fund's holdings and add value for its shareholders.

What factors contributed to volatility in the Fund and how do you manage volatility?

An increase in the Fund's volatility during 2007 was largely a function of increased volatility in the overall markets. During the second half of the year, world markets experienced a double correction as the initial credit crunch triggered a re-pricing of risk among financial assets. This subsequently led to massive write-downs by some of the largest and most well-respected diversified financial institutions. These events, along with the downturn in the U.S. housing market, caused a deterioration of consumer confidence that stoked fears of an impending recession. Federal Reserve action, coupled with congressional and regulatory initiatives aimed at averting an economic crisis, caused wild swings in the market as participants stammered between hope and fear.

During 2007, the energy sector experienced above-average volatility, including oil exploration companies and energy services providers. This sector was marked by dramatic swings in stock prices resulting from market uncertainty regarding energy supply and demand conditions. Nevertheless, overall performance in this sector was strong and contributed significantly to the Fund's success in 2007. We are confident that the long-term outlook for worldwide energy demand remains favorable. We consider short-term volatility as a necessary condition for participation in what we believe will continue to be a strong performing sector.

While increased market volatility can be disconcerting, it can also be extremely beneficial for long-term investors who look beyond temporary disruptions in the economy. Periods of increased volatility often provide opportunities to acquire high-quality businesses with strong management teams at significant discounts to fair value. Although we are mindful of the volatility in the Fund's portfolio, investment decisions are based on the individual merits of each portfolio holding. We believe each of the Fund's current holdings continues to offer good growth potential with relatively low downside risk.

What unique investment opportunities exist in the current small cap market?

Many of today's small cap companies are well capitalized, have operations that span several continents, and maintain competitive advantages that rival the most powerful global franchises. In many ways, they are no different from their mid and large cap counterparts. Additionally, heightened corporate governance standards brought about by Sarbanes-Oxley have further narrowed the gap that previously differentiated the operating risk associated with small and large companies.

At the same time, unique advantages exist in the small cap universe due to the structural inefficiencies that reside in the broader investment marketplace. Stocks of smaller companies tend to have limited analyst coverage, usually because they are too small to be noticed by investment banks or because their trading volumes do not justify the necessary research resources. This relative dearth of attention on Wall Street provides opportunities to those investors willing to dig deeper and unearth undiscovered values.

Additionally, small cap companies tend to be relatively uncomplicated and focused within a particular line of business. This advantage allows company executives to concentrate on their areas of expertise and eliminates much of the bureaucracy that often prevents larger diversified companies from moving nimbly into profitable new businesses. These clearly defined business models also allow investors to create highly targeted portfolios that respond to certain long-term economic themes or trends that may be particularly attractive.

What can investors expect from small cap stocks and the Fund in 2008?

The current economic slowdown will likely continue to impact the market over the near-term, possibly extending through the first half of the year. Financial companies taking further write-downs on their investment portfolios will cause concern over the breadth and duration of the credit crisis. Key economic indicators, such as consumer confidence and unemployment, which tend to lag the performance of the actual economy, will likely weigh on market sentiment until the economy has clearly turned the corner. Home prices will likely remain weak due to seasonal factors during the winter months and pricing pressure from historically high levels of unsold inventory.

Despite all of this, a palpable undercurrent of support buoys our confidence for an economic and market rebound by the end of the year. With the upcoming Presidential election, and the economy usurping the war in Iraq as the top issue on voters' minds, Congress will be motivated to pass legislation that provides relief for consumers and sparks the economy. Presidential candidates currently occupying congressional seats are likely to lead this charge as they build their campaigns around an economic platform. Separately, the Fed has made bold promises to take "substantive action" to sustain economic growth and avert a recession.

Additionally, the global economy remains robust, with China and India continuing to lead the charge. Growth in energy use and infrastructure spending are likely to continue at a break-neck pace. The

Pacific Advisors

  Small Cap Fund continued

development of a middle class in these and other emerging countries should keep global demand growing at a healthy clip. The weak dollar spurred an increase in export activity in 2007. With the Fed expected to continue cutting interest rates, exports will likely become increasingly important.

In particular during 2008, we will be monitoring the financials and transportation sectors in 2008. Negative publicity garnered by diversified financial services companies has cast a cloud over the entire industry, including those companies that have little or no exposure to the risks and problems dominating the headlines. As the credit crisis subsides and the market obtains clarity regarding the extent of its impact, valuations are expected return to normal levels for those financial companies that were unfairly impacted.

Transportation is another area where we see opportunity for above-average returns. This sector has historically served as a leading indicator for the overall economy. In 2008, we believe the economy will benefit from initiatives undertaken by the President, Congress and the Fed, as well as the overall strength of the global economy. Economic stimulus will be first evident in the results of the transportation companies as businesses ramp up inventories in anticipation of increased market demand.

The current economic slowdown is neither pleasant nor to be taken lightly. It is during these periods, however, that solid companies are able to grow their franchises and position themselves favorably for an economic turnaround. Accordingly, the Fund will continue to position its holdings to take advantage of an economic recovery.

Portfolio Holdings as of 12/31/07 (Based on Total Investments)

	Equities	100.00%
1.	Energy	27.51%
2.	Industrials	24.69%
3.	Financials	11.02%
4.	Consumer Discretionary	10.93%
5.	Materials	8.34%
6.	Information Technology	6.87%
7.	Telecommunications Services	4.43%
8.	Health Care	3.12%
9.	Consumer Staples	3.09%

Change in Value of $10,000 Investment

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Small Cap Fund from January 1, 1998 through December 31, 2007 compared to the growth of the Russell 2000 Index2.

Average Annual Compounded Return (Class A Shares)
For the year ended December 31, 2007

One Year	0.02%
Five Year	29.71%
Ten Year	9.02%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains and the maximum 5.75% sales charge on Class A shares. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Rankings do not take sales loads into account. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

2  The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

Pacific Advisors

  Small Cap Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expense Paid During Period 07/01/07 – 12/31/07
Small Cap Fund Class A
Actual	$1,000.00	$885.40	$11.12
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$11.94
Small Cap Fund Class C
Actual	$1,000.00	$881.70	$14.66
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$15.77
Small Cap Fund Class I
Actual	$1,000.00	$885.90	$9.98
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$10.72

3  Expenses are equal to the Fund's annualized expense ratio of 2.34% for Class A shares, 3.09% for Class C shares and 2.10% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

financial statements

Pacific Advisors Government Securities Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
INFORMATION TECHNOLOGY			2.63
SYSTEMS: SOFTWARE
4,000	MICROSOFT CORP.	142,400
		142,400	2.63
TELECOMMUNICATION SERVICES			2.35
INTG TELECOMM SRVCS
10,000	CITIZENS COMMUNICATIONS CO.	127,300
		127,300	2.35
UTILITIES			3.85
ELECTRIC UTILITIES
4,000	PPL CORP.	208,360
		208,360	3.85
TOTAL COMMON STOCK (Cost: $326,490)		478,060	8.83
US GOVT SECURITIES
US GOVERNMENT AGENCY			81.93
US GOVERNMENT AGENCY
100,000	FEDERAL FARM CREDIT BANK 5.25% 12/05/13	100,028
350,000	FEDERAL FARM CREDIT BANK 5.375% 11/05/14	350,405
100,000	FEDERAL FARM CREDIT BANK 5.50% 09/28/15	100,020
500,000	FEDERAL HOME LN MTG CORP. 5.00% 12/23/11	501,362
25,000	FEDERAL HOME LN MTG CORP. 5.00% 01/17/12	25,012
100,000	FEDERAL HOME LN MTG CORP. 5.25% 04/25/12	100,092
100,000	FEDERAL HOME LN MTG CORP. 5.45% 08/09/13	100,143
50,000	FEDERAL HOME LN MTG CORP. 5.25% 02/18/14	50,005
50,000	FEDERAL HOME LN MTG CORP. 5.50% 12/30/14	50,006
65,000	FEDERAL HOME LN MTG CORP. 5.35% 01/27/15	65,054
45,000	FEDERAL HOME LN MTG CORP. 5.35% 02/05/15	45,049
100,000	FEDERAL HOME LN MTG CORP. 6.00% 08/25/16	101,185
50,000	FEDERAL HOME LN MTG CORP. 5.25% 12/15/17 STEP	50,005
100,000	FEDERAL HOME LN MTG CORP. 5.00% 02/13/18 STEP	100,008
100,000	FEDERAL HOME LN MTG CORP. 6.00% 09/15/21 STEP	100,015
70,000	FEDERAL HOME LOAN BANK 4.30% 05/05/09	70,003
37,500	FEDERAL HOME LOAN BANK 4.55% 05/26/09	37,502
250,000	FEDERAL HOME LOAN BANK 4.50% 06/30/09 STEP	250,427
44,912	FEDERAL HOME LOAN BANK 5.24% 12/17/12	44,917
150,000	FEDERAL HOME LOAN BANK 5.35% 12/09/14	150,016
535,000	FEDERAL NATL MTG ASSOC. 5.25% 01/28/13	535,496
50,000	FEDERAL NATL MTG ASSOC. 5.25% 01/28/13	50,046
500,000	FEDERAL NATL MTG ASSOC. 5.50% 03/10/15	501,249
100,000	FEDERAL NATL MTG ASSOC. 6.00% 02/08/16	100,182

See Accompanying Notes to Financial Statements

Pacific Advisors Government Securities Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
US GOVT SECURITIES continued
100,000	FEDERAL NATL MTG ASSOC. 6.125% 03/21/16	100,422
100,000	FEDERAL NATL MTG ASSOC. 6.25% 08/15/16	100,137
90,000	FEDERAL NATL MTG ASSOC. 6.00% 10/11/16	90,044
200,000	FEDERAL NATL MTG ASSOC. 6.25% 08/21/17	202,681
112,000	FEDERAL NATL MTG ASSOC. 5.75% 11/07/17	112,194
250,000	FEDERAL NATL MTG ASSOC. 6.00% 08/17/20	250,103
		4,433,808	81.93
TOTAL US GOVT SECURITIES (Cost: $4,422,402)		4,433,808	81.93
PREFERRED STOCK
FINANCIAL			5.05
DIVERSIFIED BANKS
4,000	BARCLAYS BANK 6.625% PFD	86,880
2,000	BARCLAYS BANK 7.10% PFD	47,500
2,000	DEUTSCHE BANK 7.35% PFD	51,800
		186,180	3.44
LIFE/HEALTH INSUR
4,000	METLIFE INC. 6.50% PFD	87,360
		87,360	1.61
TELECOMMUNICATION SERVICES			1.78
INTG TELECOMM SRVCS
4,000	AT&T INC. 6.375% PFD	96,480
		96,480	1.78
TOTAL PREFERRED STOCK (Cost: $400,000)		370,020	6.84
SHORT TERM INVESTMENTS
MONEY MARKET			2.33
126,201	UMB MONEY MARKET FIDUCIARY	126,201
		126,201	2.33
TOTAL SHORT TERM INVESTMENTS (Cost: $126,201)		126,201	2.33
TOTAL INVESTMENTS (Cost: $5,275,092)		5,408,089	99.93
OTHER ASSETS LESS LIABILITIES		3,580	0.07
TOTAL NET ASSETS		5,411,669	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			0.76
DISTRIBUTORS
1,000	GENUINE PARTS CO.	46,300
		46,300	0.48
HOME IMPROVEMENT
1,000	HOME DEPOT, INC.	26,940
		26,940	0.28
CONSUMER STAPLES			2.68
HOUSEHOLD PRODUCTS
2,500	PROCTER & GAMBLE CO.	183,550
		183,550	1.90
PACKAGED FOODS/MEATS
1,000	ALTRIA GROUP INC.	75,580
		75,580	0.78
ENERGY			6.88
INTEGRATED OIL & GAS
1,000	BRITISH PETROLEUM PLC ADR	73,170
1,000	CONOCOPHILLIPS	88,300
3,000	MARATHON OIL CORP.	182,580
1,000	OCCIDENTAL PETROLEUM	76,990
		421,040	4.36
OIL & GAS DRILLING
1,000	ULTRA PETROLEUM*	71,500
		71,500	0.74
OIL & GAS EXPLR/PROD
1,000	APACHE CORP.	107,540
1,250	XTO ENERGY INC.	64,200
		171,740	1.78
FINANCIAL			3.85
DIVERSIFIED BANKS
4,000	BANK OF AMERICA CORP.	165,040
		165,040	1.71
MULTI LINE INSURANCE
2,000	AMERICAN INT'L GROUP INC.	116,600
		116,600	1.21
PROPERTY & CAS INSUR
1,000	CHUBB CORP.	54,580
		54,580	0.57

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
REGIONAL BANKS
1,000	WILMINGTON TRUST CO.	35,200
		35,200	0.36
HEALTH CARE			4.31
PHARMACEUTICALS
2,000	GLAXOSMITHKLINE PLC	101,839
3,000	JOHNSON & JOHNSON	200,100
5,000	PFIZER INC.	113,650
		415,589	4.31
INDUSTRIALS			3.96
AEROSPACE & DEFENSE
2,000	HONEYWELL INTERNATIONAL INC.	123,140
		123,140	1.28
INDUSTRIAL CONGLOMER
7,000	GENERAL ELECTRIC CO.	259,490
		259,490	2.69
INFORMATION TECHNOLOGY			1.84
SYSTEMS: SOFTWARE
5,000	MICROSOFT CORP.	178,000
		178,000	1.84
MATERIALS			0.46
DIVERSIFIED CHEMICAL
1,000	DU PONT E I DE NEMOURS & CO.	44,090
		44,090	0.46
TELECOMMUNICATION SERVICES			3.07
INTG TELECOMM SRVCS
1,000	AT&T, INC.	41,560
20,000	CITIZENS COMMUNICATIONS CO.	254,600
		296,160	3.07
UTILITIES			2.21
MULTI UTILITIES/POWR
2,000	DOMINION RESOURCES	94,900
1,000	DUKE ENERGY CORP.	20,170
1,000	PUBLIC SERVICE ENTERPRISE GROUP INC.	98,240
		213,310	2.21
TOTAL COMMON STOCK (Cost: $2,351,061)		2,897,849	30.02

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND
CONSUMER DISCRETIONARY			7.70
BROADCAST & CABLE TV
419,000	LIBERTY MEDIA CORP. 7.75% 07/15/09	427,677
		427,677	4.43
GENL MERCHANDISE STR
281,000	DAYTON HUDSON CO. 8.60% 01/15/12	315,998
		315,998	3.27
ENERGY			3.72
INTEGRATED OIL & GAS
143,000	ATLANTIC RICHFIELD 8.50% 04/01/12	165,866
170,000	TEXACO CAPITAL 8.625% 06/30/10	193,032
		358,898	3.72
FINANCIAL			16.93
CONSUMER FINANCE
100,000	AMERICAN EXPRESS 10/20/09 FLOAT	99,557
100,000	GMAC 5.125% 05/09/08	98,895
58,000	GMAC 6.65% 08/15/08	56,315
100,000	HOUSEHOLD FINANCE CO. 09/10/09 FLOAT	97,510
99,000	SLM CORP. 03/15/09 FLOAT	94,613
107,000	SLM CORP. 03/15/09 FLOAT	102,079
		548,969	5.69
INVESTMENT BANK/BRKG
100,000	LEHMAN BROTHERS HOLD 6.00% 04/01/11	101,156
112,000	MERRILL LYNCH 04/15/08 FLOAT	111,003
		212,159	2.20
MULTI LINE INSURANCE
300,000	AIG 6.00% 11/15/14	298,449
		298,449	3.09
SPECIALIZED FINANCE
100,000	GE CAPITAL CORP. 03/04/08 FLOAT	100,059
50,000	GENERAL ELECTRIC CAP 8.875% 05/15/09	52,949
371,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	421,212
		574,221	5.95
TELECOMMUNICATION SERVICES			3.95
INTG TELECOMM SRVCS
363,781	BELLSOUTH TELECOMMUN 6.30% 12/15/15	381,175
		381,175	3.95

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
UTILITIES			6.87
ELECTRIC UTILITIES
255,000	COMMONWEALTH EDISON 8.00% 05/15/08	257,577
232,000	SOUTH CAROLINA ELEC 6.70% 02/01/11	244,120
		501,697	5.20
GAS UTILITIES
150,000	PIEDMONT NATURAL GAS 7.80% 09/29/10	161,463
		161,463	1.67
TOTAL CORPORATE BOND (Cost: $3,747,437)		3,780,706	39.17
US GOVT SECURITIES
US GOVERNMENT AGENCY			20.00
US GOVERNMENT AGENCY
100,000	FEDERAL FARM CREDIT BANK 5.50% 08/24/15	100,015
33,000	FEDERAL HOME LN MTG CORP. 5.125% 03/10/14	33,062
100,000	FEDERAL HOME LN MTG CORP. 5.80% 10/20/15	100,086
110,000	FEDERAL HOME LN MTG CORP. 5.67% 02/22/16	110,241
100,000	FEDERAL HOME LN MTG CORP. 6.00% 04/11/22	100,401
100,000	FEDERAL HOME LOAN BANK 6.00% 06/15/17	102,737
100,000	FEDERAL HOME LOAN BANK 6.00% 07/19/17	105,496
50,000	FEDERAL HOME LOAN BANK 6.00% 04/21/20	50,051
75,000	FEDERAL NATL MTG ASSOC. 5.55% 05/22/12	75,491
100,000	FEDERAL NATL MTG ASSOC. 5.50% 12/06/13 STEP	100,033
100,000	FEDERAL NATL MTG ASSOC. 5.50% 11/17/14	100,031
400,000	FEDERAL NATL MTG ASSOC. 5.50% 03/10/15	400,999
200,000	FEDERAL NATL MTG ASSOC. 5.00% 02/02/16 STEP	200,041
50,000	FEDERAL NATL MTG ASSOC. 5.50% 08/03/16 STEP	50,016
100,000	FEDERAL NATL MTG ASSOC. 6.25% 03/22/17	100,481
100,000	FEDERAL NATL MTG ASSOC. 6.25% 08/21/17	101,340
100,000	FEDERAL NATL MTG ASSOC. 6.25% 01/25/21	100,131
		1,930,651	20.00
TOTAL US GOVT SECURITIES (Cost: $1,916,650)		1,930,651	20.00
PREFERRED STOCK
FINANCIAL			5.63
DIVERSIFIED BANKS
2,000	BANK OF AMERICA 6.00% PFD	39,300
2,000	BANK OF AMERICA 7.25% PFD	51,300
2,000	BARCLAYS BANK 6.625% PFD	43,440
2,000	BARCLAYS BANK 7.10% PFD	47,500
3,000	DEUTSCHE BANK 6.625% PFD	65,130
5,000	HSBC HOLDINGS PLC 6.20% PFD A	101,850
		348,520	3.61

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
PREFERRED STOCK continued
INVESTMENT BANK/BRKG
2,000	MERRILL LYNCH 6.375% PFD	40,080
2,000	MERRILL LYNCH 6.45% PFD	38,860
		78,940	0.82
LIFE/HEALTH INSUR
3,000	METLIFE INC. 6.50% PFD	65,520
2,500	PHOENIX COMPANIES INC. 7.45% PFD	50,725
		116,245	1.20
TELECOMMUNICATION SERVICES			0.50
INTG TELECOMM SRVCS
2,000	AT&T INC. 6.375% PFD	48,240
		48,240	0.50
UTILITIES			0.50
ELECTRIC UTILITIES
2,000	FPL GROUP CAPITAL 6.60% PFD A	48,000
		48,000	0.50
TOTAL PREFERRED STOCK (Cost: $737,560)		639,945	6.63
SHORT TERM INVESTMENTS
MONEY MARKET			4.41
425,311	UMB MONEY MARKET FIDUCIARY	425,311
		425,311	4.41
TOTAL SHORT TERM INVESTMENTS (Cost: $425,311)		425,311	4.40
TOTAL INVESTMENTS (Cost: $9,178,019)		9,674,462	100.22
OTHER ASSETS LESS LIABILITIES		(21,471)	(0.22)
TOTAL NET ASSETS		9,652,991	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			3.80
BROADCAST & CABLE TV
11,250	LIBERTY MEDIA INTERACTIVE CORP. A*	214,650
7,200	LIBERTY GLOBAL INC A*	282,168
		496,818	1.22
MOVIES/ENTERTAINMENT
10,000	CBS CORP. B	272,500
18,000	TIME WARNER INC.	297,180
3,750	VIACOM INC. B*	164,700
10,000	WALT DISNEY CO.	322,800
		1,057,180	2.59
CONSUMER STAPLES			6.43
FOOD
10,100	SMUCKER JM CO.	519,544
		519,544	1.27
HOUSEHOLD PRODUCTS
12,000	PROCTER & GAMBLE CO.	881,040
		881,040	2.15
SOFT DRINKS
10,000	CADBURY SCHWEPPES PLC ADR	493,700
12,000	COCA-COLA CO.	736,440
		1,230,140	3.01
ENERGY			15.89
INTEGRATED OIL & GAS
6,000	BRITISH PETROLEUM PLC ADR	439,020
8,000	CONOCOPHILLIPS	706,400
		1,145,420	2.80
OIL & GAS EQUIP/SERV
24,000	CAMERON INT'L*	1,155,120
10,000	HALLIBURTON CO.	379,100
5,000	NATIONAL OILWELL VARCO, INC.*	367,300
		1,901,520	4.65
OIL & GAS EXPLR/PROD
15,000	DEVON ENERGY CORP.	1,333,650
7,500	SUNCOR ENERGY INC.	815,475
		2,149,125	5.26

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
OIL&GAS REF/MKT/TRAN
8,750	SPECTRA ENERGY CORP.	225,925
30,000	WILLIAMS COMPANIES INC.	1,073,400
		1,299,325	3.18
FINANCIAL			9.34
CONSUMER FINANCE
10,000	AMERICAN EXPRESS CO.	520,200
		520,200	1.27
DIVERSIFIED BANKS
35,000	BANCO LATINAMERICANO DE EXPORTACIONES	570,850
		570,850	1.40
LIFE/HEALTH INSUR
7,500	METLIFE, INC.	462,150
		462,150	1.13
MULTI LINE INSURANCE
6	BERKSHIRE HATHAWAY INC. - CL A*	849,600
1,000	WHITE MOUNTAINS INSURANCE	514,050
		1,363,650	3.34
PROPERTY & CAS INSUR
10,000	CHUBB CORP.	545,800
		545,800	1.34
SPECIALIZED FINANCE
10,000	MOODYS CORP.	357,000
		357,000	0.87
HEALTH CARE			5.34
HEALTH CARE EQUIP
3,750	COVIDIEN LTD.	166,088
12,000	PERKINELMER	312,240
		478,328	1.17
PHARMACEUTICALS
15,000	BRISTOL-MYERS SQUIBB CO.	397,800
7,500	JOHNSON & JOHNSON	500,250
20,000	PFIZER INC.	454,600
8,000	WYETH	353,520
		1,706,170	4.17

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			8.73
AEROSPACE & DEFENSE
10,000	BOEING CO.	874,600
15,000	CUBIC CORP.	588,000
		1,462,600	3.58
AIR FREIGHT/SHIPPING
5,000	UNITED PARCEL SERVICE INC.	353,600
		353,600	0.87
COMMERCIAL PRINTING
5,000	R H DONNELLEY CORP.*	182,400
		182,400	0.45
CONSTRUCTION & MACH
10,000	INGERSOLL-RAND COMPANY LTD. A	464,700
		464,700	1.14
DIVERSIFIED COML SRV
15,000	GATX CORP.	550,200
		550,200	1.35
INDUSTRIAL CONGLOMER
15,000	GENERAL ELECTRIC CO.	556,050
		556,050	1.36
INFORMATION TECHNOLOGY			6.24
COMMUNICATIONS EQUIP
30,000	NOKIA CORP. - ADR A	1,151,700
		1,151,700	2.82
COMPUTER STORAGE/PER
10,000	SANDISK CORP.*	331,700
		331,700	0.81
DATA PROCESSING SRV
8,000	AUTOMATIC DATA PROCESSING INC.	356,240
		356,240	0.87
SYSTEMS: SOFTWARE
20,000	MICROSOFT CORP.	712,000
		712,000	1.74
MATERIALS			2.12
STEEL
16,000	RELIANCE STEEL & ALUMINUM CO.	867,200
		867,200	2.12

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TELECOMMUNICATION SERVICES			1.56
INTG TELECOMM SRVCS
50,000	CITIZENS COMMUNICATIONS CO.	636,500
		636,500	1.56
UTILITIES			1.54
ELECTRIC UTILITIES
7,000	ALLETE INC.	277,060
		277,060	0.68
MULTI UTILITIES/POWR
17,500	DUKE ENERGY CORP.	352,975
		352,975	0.86
TOTAL COMMON STOCK (Cost: $14,790,017)		24,939,185	61.01
CORPORATE BOND
CONSUMER DISCRETIONARY			1.13
AUTO PARTS & EQUIP
100,000	BORG WARNER 8.00% 10/01/19	118,722
		118,722	0.29
GENL MERCHANDISE STR
178,000	DAYTON HUDSON CO. 8.60% 01/15/12	200,169
		200,169	0.49
HOME FURNISHINGS
143,000	WHIRLPOOL CORP. 9.10% 02/01/08	143,410
		143,410	0.35
CONSUMER STAPLES			0.76
DISTILLERS & VINTNER
310,000	SEAGRAMS & SONS 7.00% 04/15/08	311,978
		311,978	0.76
ENERGY			5.11
INTEGRATED OIL & GAS
501,000	ATLANTIC RICHFIELD 9.125% 03/01/11	567,683
245,000	PHILLIPS PETE 7.125% 03/15/28	252,276
		819,959	2.01
OIL & GAS EXPLR/PROD
255,000	BURLINGTON RESOURCES 6.40% 08/15/11	269,294
190,000	DEVON ENERGY CORP. 10.125% 11/15/09	208,410
		477,704	1.17

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
OIL&GAS REF/MKT/TRAN
217,000	KINDER MORGAN 6.50% 09/01/13	222,171
296,000	PREMCOR REFINING 7.50% 06/15/15	306,558
250,000	SPECTRA ENERGY 7.50% 10/01/09	260,610
		789,340	1.93
FINANCIAL			12.26
CONSUMER FINANCE
200,000	GMAC 6.125% 01/22/08	200,030
60,000	GMAC 5.20% 04/15/08	58,849
200,000	GMAC 5.125% 05/09/08	197,790
200,000	GMAC 5.00% 05/15/08	195,260
50,000	GMAC 5.25% 09/15/08	47,808
209,000	GMAC 8.875% 06/01/10	208,899
115,000	HOUSEHOLD FINANCE CO. 01/10/09 FLOAT	113,383
258,000	HOUSEHOLD FINANCE CO. 03/10/09 FLOAT	252,381
100,000	HOUSEHOLD FINANCE CO. 03/10/09 FLOAT	98,207
100,000	HOUSEHOLD FINANCE CO. 04/10/09 FLOAT	98,375
250,000	HOUSEHOLD FINANCE CO. 6.375% 11/27/12	257,086
100,000	SLM CORP. 06/15/09 FLOAT	94,844
100,000	SLM CORP. 09/15/09 FLOAT	94,083
		1,916,995	4.69
DIVERSIFIED BANKS
490,000	BANK OF AMERICA 6.50% 03/15/08	490,777
		490,777	1.20
INVESTMENT BANK/BRKG
100,000	MERRILL LYNCH 04/15/08 FLOAT	99,110
200,000	MERRILL LYNCH 03/02/09 FLOAT	193,310
		292,420	0.72
LIFE/HEALTH INSUR
125,000	JOHN HANCOCK LIFE 04/15/09 FLOAT	124,718
325,000	TRANSAMERICA CORP. 9.375% 03/01/08	326,718
		451,435	1.10
MULTI LINE INSURANCE
250,000	INT'L LEASE FINANCE 07/11/11 FLOAT	242,141
505,000	NATIONAL RURAL UTIL 5.70% 01/15/10	517,335
		759,476	1.86
SPECIALIZED FINANCE
300,000	AIG 6.00% 10/15/14	301,230
450,000	AIG 6.00% 11/15/14	447,674
311,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	353,092
		1,101,995	2.70

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
INDUSTRIALS			0.79
AEROSPACE & DEFENSE
300,000	LOCKHEED MARTIN 8.20% 12/01/09	322,559
		322,559	0.79
INFORMATION TECHNOLOGY			0.29
COMPUTER HARDWARE
100,000	DIGITAL EQUIPMENT 7.75% 04/01/23	116,840
		116,840	0.29
MATERIALS			0.64
ALUMINUM
250,000	ALCOA 6.00% 01/15/12	259,481
		259,481	0.64
TELECOMMUNICATION SERVICES			3.82
INTG TELECOMM SRVCS
1,313,000	GTE SOUTH INC. 6.00% 02/15/08	1,313,835
250,000	NEXTEL COMMUNICATION 7.375% 08/01/15	246,155
		1,559,990	3.82
UTILITIES			2.07
MULTI UTILITIES/POWR
125,000	BALTIMORE G&E 6.625% 03/15/08	125,294
200,000	FLORIDA POWER & LIGHT 6.00% 06/01/08	200,815
250,000	NORTHWESTERN CORP. 7.00% 08/15/23	253,165
220,000	PACIFICORP 6.375% 05/15/08	220,904
43,001	RELIANT ENERGY MID ALT 9.237% 07/02/17	44,936
		845,113	2.07
TOTAL CORPORATE BOND (Cost: $10,925,357)		10,978,362	26.86
US GOVT SECURITIES
US GOVERNMENT AGENCY			6.74
US GOVERNMENT AGENCY
200,000	FEDERAL HOME LN MTG CORP. 5.30% 07/29/13	200,021
200,000	FEDERAL HOME LN MTG CORP. 6.00% 02/08/17	200,382
200,000	FEDERAL HOME LN MTG CORP. 6.125% 06/19/17	201,887
450,000	FEDERAL HOME LOAN BANK 5.51% 01/23/12	450,437
100,000	FEDERAL HOME LOAN BANK 6.30% 07/17/13	100,093
250,000	FEDERAL HOME LOAN BANK 6.05% 08/02/13	250,411
100,000	FEDERAL NATL MTG ASSOC. 5.00% 09/17/10 STEP	100,022
200,000	FEDERAL NATL MTG ASSOC. 5.50% 03/10/15	200,499
150,000	FEDERAL NATL MTG ASSOC. 5.55% 10/06/15	150,557
250,000	FEDERAL NATL MTG ASSOC. 6.50% 07/26/16	250,398

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
US GOVT SECURITIES continued
250,000	FEDERAL NATL MTG ASSOC. 6.25% 08/15/16	250,341
300,000	FEDERAL NATL MTG ASSOC. 6.00% 01/10/17	300,127
100,000	FEDERAL NATL MTG ASSOC. 6.00% 06/17/19 STEP	100,045
		2,755,219	6.74
TOTAL US GOVT SECURITIES (Cost: $2,749,879)		2,755,219	6.74
PREFERRED STOCK
FINANCIAL			1.16
DIVERSIFIED BANKS
5,000	BARCLAYS BANK 7.10% PFD	118,750
10,000	WACHOVIA 7.85% PFD	251,500
		370,250	0.91
MULTI LINE INSURANCE
5,000	AIG 6.45% PFD	104,500
		104,500	0.25
TELECOMMUNICATION SERVICES			0.59
INTG TELECOMM SRVCS
10,000	AT&T INC. 6.375% PFD	241,200
		241,200	0.59
TOTAL PREFERRED STOCK (Cost: $749,938)		715,950	1.75
SHORT TERM INVESTMENTS
MONEY MARKET			3.15
1,288,996	UMB MONEY MARKET FIDUCIARY	1,288,996
		1,288,996	3.15
TOTAL SHORT TERM INVESTMENTS (Cost: $1,288,996)		1,288,996	3.15
TOTAL INVESTMENTS (Cost: $30,504,187)		40,677,711	99.51
OTHER ASSETS LESS LIABILITIES		200,364	0.49
TOTAL NET ASSETS		40,878,075	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER STAPLES			3.03
PERSONAL PRODUCTS
2,000	CHATTEM INC.*	151,080
		151,080	3.03
ENERGY			37.91
INTEGRATED OIL & GAS
1,000	BRITISH PETROLEUM PLC ADR	73,170
1,500	CONOCOPHILLIPS	132,450
4,000	MARATHON OIL CORP.	243,440
1,000	OCCIDENTAL PETROLEUM	76,990
		526,050	10.55
OIL & GAS DRILLING
1,000	ULTRA PETROLEUM*	71,500
		71,500	1.43
OIL & GAS EQUIP/SERV
1,500	CARBO CERAMICS INC.	55,800
4,000	FMC TECHNOLOGIES*	226,800
5,000	MITCHAM INDUSTRIES INC.*	102,800
2,500	NATIONAL OILWELL VARCO, INC.*	183,650
		569,050	11.41
OIL & GAS EXPLR/PROD
2,000	APACHE CORP.	215,080
2,000	CHESAPEAKE ENERGY CORP.	78,400
1,250	XTO ENERGY INC.	64,200
		357,680	7.17
OIL&GAS REF/MKT/TRAN
4,000	HORNBECK OFFSHORE SERVICES, INC.*	179,800
4,000	KIRBY CORP.*	185,920
		365,720	7.34
FINANCIAL			1.94
REGIONAL BANKS
4,000	EAST WEST BANCORP, INC.	96,920
		96,920	1.94
HEALTH CARE			23.16
HEALTH CARE EQUIP
500	BECTON DICKINSON & CO.	41,790
3,000	ST. JUDE MEDICAL INC.*	121,920
3,000	ZIMMER HOLDINGS INC.*	198,450
		362,160	7.26

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE SERVICES
2,000	QUEST DIAGNOSTICS, INC.	105,800
		105,800	2.12
MANAGED HEALTH CARE
5,000	AMERICA SERVICES GROUP*	36,650
3,000	UNITEDHEALTH GROUP INC.	174,600
2,750	WELLPOINT INC.*	241,258
		452,508	9.08
PHARMACEUTICALS
2,000	GLAXOSMITHKLINE PLC	100,780
2,000	JOHNSON & JOHNSON	133,400
		234,180	4.70
INDUSTRIALS			15.59
AEROSPACE & DEFENSE
1,000	BOEING CO.	87,460
1,000	HONEYWELL INTERNATIONAL INC.	61,570
		149,030	2.99
CONSTRUCTION & MACH
3,000	CHICAGO BRIDGE & IRON CO. NV	181,320
4,000	MANITOWOC CO.	195,320
		376,640	7.55
INDUSTRIAL CONGLOMER
5,000	GENERAL ELECTRIC CO.	185,350
		185,350	3.72
INDUSTRIAL MACHINERY
1,000	ITT CORP.	66,040
		66,040	1.32
INFORMATION TECHNOLOGY			8.35
COMMUNICATIONS EQUIP
2,500	CISCO SYSTEMS INC.*	67,675
1,500	QUALCOMM INC.	59,025
		126,700	2.54
ELECTRONIC EQ MANUF
2,000	ITRON INC.*	191,940
		191,940	3.85

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
SEMICONDUCTORS
1,000	INTEL CORP.	26,660
		26,660	0.53
SYSTEMS: SOFTWARE
2,000	MICROSOFT CORP.	71,200
		71,200	1.43
MATERIALS			6.34
DIVERSIFD METAL/MNG
2,000	BHP BILLITON LTD.	140,080
		140,080	2.81
STEEL
6,000	COMMERCIAL METALS CO.	176,100
		176,100	3.53
TELECOMMUNICATION SERVICES			1.28
INTG TELECOMM SRVCS
5,000	CITIZENS COMMUNICATIONS CO.	63,650
		63,650	1.28
TOTAL COMMON STOCK (Cost: $3,655,799)		4,866,038	97.61
SHORT TERM INVESTMENTS
MONEY MARKET			2.94
146,476	UMB MONEY MARKET FIDUCIARY	146,476
		146,476	2.94
TOTAL SHORT TERM INVESTMENTS (Cost: $146,476)		146,476	2.94
TOTAL INVESTMENTS (Cost: $3,802,275)		5,012,514	100.55
OTHER ASSETS LESS LIABILITIES		(27,198)	(0.55)
TOTAL NET ASSETS		4,985,316	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			4.54
FOOTWEAR
20,000	K-SWISS INC.	362,000
		362,000	2.44
HOME IMPROVEMENT
11,500	HOME DEPOT, INC.	309,810
		309,810	2.09
CONSUMER STAPLES			7.78
AGRICULTURAL PRODUCT
15,200	ARCHER-DANIELS- MIDLAND CO.	705,736
		705,736	4.77
HYPERMKTS/SUPER CTRS
9,400	WAL-MART STORES INC.	446,782
		446,782	3.02
ENERGY			25.54
INTEGRATED OIL & GAS
6,000	CHEVRON CORP.	559,980
8,600	MARATHON OIL CORP.	523,396
		1,083,376	7.32
OIL & GAS EQUIP/SERV
34,000	ION GEOPHYSICAL CORP.*	536,520
27,000	MITCHAM INDUSTRIES INC.*	555,120
9,000	TIDEWATER CORP.	493,740
		1,585,380	10.71
OIL & GAS EXPLR/PROD
5,500	APACHE CORP.	591,470
13,300	CHESAPEAKE ENERGY CORP.	521,360
		1,112,830	7.51
FINANCIAL			13.66
DIVERSIFIED FINANCL
14,000	CITIGROUP INC.	412,160
		412,160	2.78
INVESTMENT BANK/BRKG
2,100	GOLDMAN SACHS GROUP INC.	451,605
		451,605	3.05

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
MULTI LINE INSURANCE
7,600	AMERICAN INT'L GROUP INC.	443,080
		443,080	2.99
SPECIALIZED FINANCE
20,000	WESTERN UNION CO.	485,600
		485,600	3.28
THRIFTS&MTG FINANCE
17,000	WASHINGTON MUTUAL INC.	231,370
		231,370	1.56
HEALTH CARE			9.48
MANAGED HEALTH CARE
9,800	UNITEDHEALTH GROUP INC.	570,360
		570,360	3.85
PHARMACEUTICALS
7,200	GLAXOSMITHKLINE PLC	366,622
7,000	JOHNSON & JOHNSON	466,900
		833,522	5.63
INDUSTRIALS			23.05
AEROSPACE & DEFENSE
10,100	HONEYWELL INTERNATIONAL INC.	621,857
		621,857	4.20
DATA PROCESSING SVR
29,500	SAIC INC.*	593,540
		593,540	4.01
INDUSTRIAL CONGLOMER
6,000	3M CO.	505,920
7,000	LUFKIN INDUSTRIES INC.	401,030
		906,950	6.12
INDUSTRIAL MACHINERY
14,500	GRACO INC.	540,270
		540,270	3.65
RAILROADS & TRUCKING
14,000	GENESEE & WYOMING INC.*	338,380
12,000	KANSAS CITY SOUTHERN*	411,960
		750,340	5.07

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INFORMATION TECHNOLOGY			7.47
SEMICONDUCTORS
22,000	INTEL CORP.	586,520
		586,520	3.96
SYSTEMS: SOFTWARE
14,600	MICROSOFT CORP.	519,760
		519,760	3.51
MATERIALS			12.57
DIVERSIFD METAL/MNG
20,000	ARCH COAL INC.	898,600
		898,600	6.07
SPECIALTY CHEMICALS
22,000	H.B. FULLER	493,900
		493,900	3.33
STEEL
16,000	COMMERCIAL METALS CO.	469,600
		469,600	3.17
TOTAL COMMON STOCK (Cost: $13,833,269)		15,414,948	104.09
TOTAL INVESTMENTS (Cost: $13,833,269)		15,414,948	104.09
OTHER ASSETS LESS LIABILITIES		(606,233)	(4.09)
TOTAL NET ASSETS		14,808,715	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			11.50
AUTO PARTS & EQUIP
276,200	AMERIGON INC.*	5,838,868
355,000	NOBLE INTERNATIONAL LTD.	5,790,050
		11,628,918	7.94
HOME FURNISHINGS
130,000	CRAFTMADE INTERNATIONAL INC.	1,072,500
		1,072,500	0.73
SPECIALTY STORES
242,000	CONNS INC.*	4,140,620
		4,140,620	2.83
CONSUMER STAPLES			3.25
PERSONAL PRODUCTS
63,000	CHATTEM INC.*	4,759,020
		4,759,020	3.25
ENERGY			28.94
OIL & GAS DRILLING
455,000	INFINITY ENERGY RESOURCES INC.*	300,755
266,000	TOREADOR RESOURCES CORP.*	1,859,340
		2,160,095	1.48
OIL & GAS EQUIP/SERV
142,000	MATRIX SERVICE CO.*	3,098,440
362,000	MITCHAM INDUSTRIES INC.*	7,442,720
800,000	PARKER DRILLING COM.*	6,040,000
		16,581,160	11.32
OIL & GAS EXPLR/PROD
65,000	CHESAPEAKE ENERGY CORP.	2,548,000
140,000	DENBURY RESOURCES INC.*	4,165,000
260,000	QUEST RESOURCE CORP.*	1,864,200
		8,577,200	5.86
OIL&GAS REF/MKT/TRAN
180,000	HORNBECK OFFSHORE SERVICES, INC.*	8,091,000
150,000	KIRBY CORP.*	6,972,000
		15,063,000	10.29

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
FINANCIAL			11.60
REGIONAL BANKS
171,000	EAST WEST BANCORP, INC.	4,143,330
290,000	NARA BANCORP INC.	3,384,300
250,000	VINEYARD NATIONAL BANCORP	2,525,000
		10,052,630	6.87
SPECIALIZED FINANCE
380,000	EZCORP INC. A*	4,290,200
180,000	FIRST CASH FINANCIAL SERVICES, INC.*	2,642,400
		6,932,600	4.73
HEALTH CARE			3.28
MANAGED HEALTH CARE
530,000	AMERICA SERVICES GROUP*	3,884,900
360,000	UNITED AMERICAN HEALTHCARE CORP.*	921,600
		4,806,500	3.28
INDUSTRIALS			25.98
BUILDING PRODUCTS
205,000	APOGEE ENTERPRISES INC.	3,507,550
		3,507,550	2.40
DIVERSIFIED COML SRV
330,000	DARLING INTERNATIONAL INC.*	3,814,800
137,800	FURMANITE CORP.*	1,626,040
310,000	MOBILE MINI INC.*	5,747,400
140,000	TEAM INC.*	5,121,200
		16,309,440	11.14
ENVIROMENTAL SERVICE
295,000	AMERICAN ECOLOGY CORP.	6,926,600
150,000	TETRA TECHNOLOGIES INC.*	3,225,000
		10,151,600	6.93
RAILROADS & TRUCKING
270,000	FROZEN FOOD EXPRESS INDUSTRIES INC.	1,593,000
225,000	SAIA INC.*	2,992,500
245,000	VITRAN CORPORATION, INC.*	3,486,350
		8,071,850	5.51
INFORMATION TECHNOLOGY			7.23
APPLICATION SOFTWARE
600,000	INTERVOICE INC.*	4,794,000
		4,794,000	3.27

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of December 31, 2007

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
COMPUTER STORAGE/PER
600,000	ADAPTEC INC.*	2,028,000
		2,028,000	1.39
SYSTEMS: SOFTWARE
292,300	TYLER TECHNOLOGIES INC.*	3,767,747
		3,767,747	2.57
MATERIALS			8.78
SPECIALTY CHEMICALS
140,000	TERRA INDUSTRIES INC.*	6,686,400
		6,686,400	4.57
STEEL
210,000	COMMERCIAL METALS CO.	6,163,500
		6,163,500	4.21
TELECOMMUNICATION SERVICES			4.67
INTG TELECOMM SRVCS
460,000	PREMIERE GLOBAL SERVICES INC.*	6,831,000
		6,831,000	4.67
TOTAL COMMON STOCK (Cost: $137,499,097)		154,085,330	105.23
TOTAL INVESTMENTS (Cost: $137,499,097)		154,085,330	105.23
OTHER ASSETS LESS LIABILITIES		(7,656,419)	(5.23)
TOTAL NET ASSETS		146,428,911	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

(This page has been left blank intentionally.)

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities

December 31, 2007

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Assets
Investment securities
At cost	$5,148,891	$8,752,708	$29,215,191
At market value	$5,281,888	$9,249,151	$39,388,715
Cash or cash equivalent, at market value	126,201	425,311	1,288,996
Accrued income receivable	61,045	95,303	258,063
Receivable for capital shares sold	1,275	362	143,932
Receivable for investments sold
Other assets	4,261	770	-
Total assets	5,474,670	9,770,897	41,079,706
Liabilities
Bank borrowings (Note 7)	-	-	-
Payable for investments purchased	-	57,734	-
Payable for fund shares redeemed	51,575	29,085	36,511
Accounts payable	9,534	24,909	122,007
Accounts payable to related parties (Note 3)	1,892	6,178	17,049
Payable to investment manager (Note 3)	-	-	26,064
Total liabilities	63,001	117,906	201,631
Net Assets	$5,411,669	$9,652,991	$40,878,075
Summary of Shareholders' Equity
Paid in capital	6,363,547	9,351,121	30,286,479
Accumulated undistributed net investment income	5,225	124	966
Accumulated undistributed net realized gain (losses) on security transactions	(1,090,100)	(194,697)	417,106
Net unrealized appreciation of investments	132,997	496,443	10,173,524
Net assets at December 31, 2007	$5,411,669	$9,652,991	$40,878,075
Class A:
Net assets	$3,816,720	$3,662,635	$5,917,875
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	405,083	345,258	318,544
Net asset value and redemption price per share	$9.42	$10.61	$18.58
Maximum offering price per share	$9.89	$11.14	$19.71
Sales load	4.75%	4.75%	5.75%
Class C:
Net assets	$1,594,949	$5,990,356	$34,960,200
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	168,734	590,785	1,954,910
Net asset value and redemption price per share	$9.45	$10.14	$17.88
Class I:
Net assets	N/A	N/A	N/A
Shares authorized
Shares outstanding
Net asset value and redemption price per share	N/A	N/A	N/A

See Accompanying Notes to Financial Statements

	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Assets
Investment securities
At cost	$3,655,799	$13,833,269	$137,499,097
At market value	$4,866,038	$15,414,948	$154,085,330
Cash or cash equivalent, at market value	146,476	-	-
Accrued income receivable	3,839	7,800	27,962
Receivable for capital shares sold	3,656	10,556	1,094,683
Receivable for investments sold			42,775
Other assets	-	-	3,069
Total assets	5,020,009	15,433,304	155,253,819
Liabilities
Bank borrowings (Note 7)	-	539,263	7,683,174
Payable for investments purchased	-
Payable for fund shares redeemed	18,825	23,715	747,048
Accounts payable	10,597	41,258	245,510
Accounts payable to related parties (Note 3)	4,510	7,904	55,194
Payable to investment manager (Note 3)	761	12,449	93,982
Total liabilities	34,693	624,589	8,824,908
Net Assets	$4,985,316	$14,808,715	$146,428,911
Summary of Shareholders' Equity
Paid in capital	4,207,705	13,201,621	128,709,914
Accumulated undistributed net investment income	190	-	-
Accumulated undistributed net realized gain (losses) on security transactions	(432,818)	25,415	1,132,764
Net unrealized appreciation of investments	1,210,239	1,581,679	16,586,233
Net assets at December 31, 2007	$4,985,316	$14,808,715	$146,428,911
Class A:
Net assets	$2,889,438	$6,314,861	$112,937,937
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	266,860	505,193	3,254,454
Net asset value and redemption price per share	$10.83	$12.50	$34.70
Maximum offering price per share	$11.49	$13.26	$36.82
Sales load	5.75%	5.75%	5.75%
Class C:
Net assets	$2,095,878	$8,493,854	$31,588,760
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	209,062	713,703	1,028,808
Net asset value and redemption price per share	$10.03	$11.90	$30.70
Class I:
Net assets	N/A	N/A	$1,902,214
Shares authorized			50,000,000
Shares outstanding			50,731
Net asset value and redemption price per share	N/A	N/A	$37.50

Pacific Advisors Fund Inc.

Statement of Operations

For the year ended December 31, 2007

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Investment Income
Dividends	$31,636	$133,624	$482,567
Interest	210,203	333,121	893,785
Total Income	241,839	466,745	1,376,352
Expenses
Investment Management Fees	30,319	73,822	319,132
Transfer Agent Fees	39,822	47,951	99,578
Fund Accounting Fees	22,222	44,242	192,587
Legal Fees	4,527	11,006	49,441
Audit Fees	4,037	8,206	35,914
Registration Fees	10,160	12,956	26,935
Printing	4,439	10,071	46,602
Custody Fees	6,891	7,477	9,115
Interest on Borrowings	-	445	2,702
Director Fees/Meetings	1,062	2,287	10,183
Distribution and Service (12b-1) Fees (Note 3)	23,773	68,719	379,783
Other Expenses	4,400	9,655	44,668
Total Expenses, before fees waived	151,652	296,837	1,216,640
Less fees waived (Note 3)	63,381	61,156	-
Net Expenses	88,271	235,681	1,216,640
Net Investment Income (Loss)	153,568	231,064	159,712
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,178)	(138,133)	2,264,497
Change in net unrealized appreciation (depreciation) of investments	90,068	101,426	(16,583)
	88,890	(36,707)	2,247,914
Net Increase in Net Assets Resulting from Operations	$242,458	$194,357	$2,407,626

See Accompanying Notes to Financial Statements

	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Investment Income
Dividends	$46,438	$221,879	$520,713
Interest	12,668	22,413	890
Total Income	59,106	244,292	521,603
Expenses
Investment Management Fees	33,443	150,498	968,731
Transfer Agent Fees	39,865	57,409	289,497
Fund Accounting Fees	21,650	68,396	580,262
Legal Fees	4,573	18,254	146,925
Audit Fees	3,865	12,587	105,464
Registration Fees	10,608	15,227	59,845
Printing	4,489	16,569	141,443
Custody Fees	6,460	7,286	22,266
Interest on Borrowings	161	19,712	266,698
Director Fees/Meetings	1,042	3,589	30,279
Distribution and Service (12b-1) Fees (Note 3)	26,073	111,437	535,091
Other Expenses	4,297	15,745	92,000
Total Expenses, before fees waived	156,526	496,709	3,238,501
Less fees waived (Note 3)	23,395	-	-
Net Expenses	133,131	496,709	3,238,501
Net Investment Income (Loss)	(74,025)	(252,417)	(2,716,898)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	166,994	675,172	7,286,412
Change in net unrealized appreciation (depreciation) of investments	589,694	(368,847)	(2,577,891)
	756,688	306,325	4,708,521
Net Increase in Net Assets Resulting from Operations	$682,663	$53,908	$1,991,623

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets

	Government Securities Fund		Income and Equity Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$153,568	$112,065	$231,064	$136,099
Net realized gain (loss) on investments	(1,178)	(76,812)	(138,133)	63,918
Change in net unrealized appreciation (depreciation) of investments	90,068	77,453	101,426	464,749
Increase in net assets resulting from operations	242,458	112,706	194,357	664,766
From Distributions to Shareholders
Class A:
Net investment income	(112,178)	(77,776)	(100,693)	(63,644)
Net capital gains	-	-	(37,340)	(5,738)
Return of capital	-	(365)	-	-
Class C:
Net investment income	(36,165)	(34,289)	(130,244)	(66,048)
Net capital gains	-	-	(63,830)	(5,955)
Return of capital	-	(161)	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	(148,343)	(112,591)	(332,107)	(141,385)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	1,964,065	702,072	1,795,752	966,748
Proceeds from shares purchased by reinvestment of dividends	111,834	84,461	311,716	136,275
Cost of shares repurchased	(957,049)	(2,586,654)	(2,032,040)	(3,612,047)
Increase (decrease) in net assets derived from capital share transactions	1,118,850	(1,800,121)	75,428	(2,509,024)
Increase (decrease) in net assets	1,212,965	(1,800,006)	(62,322)	(1,985,643)
Net Assets
Beginning of year	4,198,704	5,998,710	9,715,313	11,700,956
End of year	$5,411,669	$4,198,704	$9,652,991	$9,715,313
Including undistributed net investment income of	$5,225	$-	$124	$-

See Accompanying Notes to Financial Statements

	Balanced Fund
	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$159,712	$(88,863)
Net realized gain (loss) on investments	2,264,497	1,045,833
Change in net unrealized appreciation (depreciation) of investments	(16,583)	2,141,496
Increase in net assets resulting from operations	2,407,626	3,098,466
From Distributions to Shareholders
Class A:
Net investment income	(60,305)	-
Net capital gains	(257,090)	(160,660)
Return of capital	-	(630)
Class C:
Net investment income	(98,441)	-
Net capital gains	(1,575,640)	(870,369)
Return of capital	-	(3,411)
Class I:	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	(1,991,476)	(1,035,070)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	3,109,318	4,331,098
Proceeds from shares purchased by reinvestment of dividends	1,919,936	1,011,542
Cost of shares repurchased	(6,947,309)	(4,533,583)
Increase (decrease) in net assets derived from capital share transactions	(1,918,055)	809,057
Increase (decrease) in net assets	(1,501,905)	2,872,453
Net Assets
Beginning of year	42,379,980	39,507,527
End of year	$40,878,075	$42,379,980
Including undistributed net investment income of	$966	$-

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets

	Growth Fund		Multi-Cap Value Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(74,025)	$(53,495)	$(252,417)	$(276,522)
Net realized gain (loss) on investments	166,994	93,570	675,172	1,303,600
Change in net unrealized appreciation (depreciation) of investments	589,694	216,725	(368,847)	494,459
Increase in net assets resulting from operations	682,663	256,800	53,908	1,521,537
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-
Net capital gains	-	-	(224,954)	(343,675)
Return of capital	-	-	-	-
Class C:
Net investment income	-	-	-	-
Net capital gains	-	-	(312,723)	(817,554)
Return of capital	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	-	-	(537,677)	(1,161,229)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	937,508	830,722	3,866,398	2,987,170
Proceeds from shares purchased by reinvestment of dividends	-	-	473,804	1,143,390
Cost of shares repurchased	(592,116)	(312,523)	(3,346,507)	(1,158,976)
Increase (decrease) in net assets derived from capital share transactions	345,392	518,199	993,695	2,971,584
Increase (decrease) in net assets	1,028,055	774,999	509,926	3,331,892
Net Assets
Beginning of year	3,957,261	3,182,262	14,298,789	10,966,897
End of year	$4,985,316	$3,957,261	$14,808,715	$14,298,789
Including undistributed net investment income of	$190	$190	$-	$-

See Accompanying Notes to Financial Statements

	Small Cap Fund
	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(2,716,898)	$(1,178,737)
Net realized gain (loss) on investments	7,286,412	3,995,405
Change in net unrealized appreciation (depreciation) of investments	(2,577,891)	10,055,870
Increase in net assets resulting from operations	1,991,623	12,872,538
From Distributions to Shareholders
Class A:
Net investment income	-	-
Net capital gains	(2,773,514)	(2,171,968)
Return of capital	-	-
Class C:
Net investment income	-	-
Net capital gains	(883,934)	(663,505)
Return of capital	-	-
Class I:
Net investment income	-	-
Net capital gains	(43,364)	(174)
Return of capital	-	-
Decrease in net assets resulting from distributions	(3,700,812)	(2,835,647)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	95,922,956	60,404,032
Proceeds from shares purchased by reinvestment of dividends	3,400,967	2,572,899
Cost of shares repurchased	(31,263,386)	(13,422,526)
Increase (decrease) in net assets derived from capital share transactions	68,060,537	49,554,405
Increase (decrease) in net assets	66,351,348	59,591,296
Net Assets
Beginning of year	80,077,563	20,486,267
End of year	$146,428,911	$80,077,563
Including undistributed net investment income of	$-	$-

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2007

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

In addition to Class A and Class C shares, the Small Cap Fund introduced Class I shares on October 9, 2006. Each class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

A. Security Valuation. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity less than 60 days are valued on an amortized cost basis, which approximates market value. Premium or discount on debt securities are amortized.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements.

B. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

C. Dividends and Distributions to Shareholders. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

D. Federal Income Tax. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax position should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax Positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years for purpose of implementing FIN 48, and has concluded that no provision for income tax is required in the Funds' financial statements. Tax years 2004, 2005 and 2006 are still subject to examination by major federal jurisdiction. Tax years 2003, 2004, 2005 and 2006 are still subject to examination by major state jurisdiction. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2007

At December 31, 2007, components of distributable earnings/(deficit) on a tax basis were as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Undistributed ordinary income	$5,225	$124	$966	$-	$-	$-
Undistributed long-term gains	-	-	431,767	-	27,624	1,132,764
Capital loss carryforward*	(1,090,100)	-	-	(432,818)	-	-
Post October Loss	-	(194,697)	-	-	(2,209)	-
Net unrealized appreciation on investments	132,997	496,443	10,158,863	1,210,429	1,581,679	16,586,233
Distributable earnings/(deficit)	(951,878)	301,870	10,591,596	777,611	1,607,094	17,718,997

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The Funds intend to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Funds utilized capital losses carried forward as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Capital losses utilized	-	-	-	$131,513	-	-

* At December 31, 2007, the following had accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes, which expire as follows:

	Capital losses expiring in:
	2009	2010	2011	2012	2013	2014	2015	Total
Government Securities Fund	$-	$-	$855,711	$95,072	$49,495	$88,644	$1,178	$1,090,100
Growth Fund	341,084	91,734	-	-	-	-	-	432,818

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

F. Reclassification of Capital Accounts. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as net operating losses, reclassification of dividends, REITs adjustments and return of capital. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statement of Assets and Liabilities.

For the year ended December 31, 2007, reclassifications among the components of net assets are as follows:

	Accumulated Undistributed Net Investment Income	Paid in Capital	Accumulated Capital Gain
Government Securities Fund	$-	$-	$-
Income and Equity Fund	(3)	-	3
Balanced Fund	-	-	-
Growth Fund	74,025	(74,025)	-
Multi-Cap Value Fund	252,417	(139,877)	(112,540)
Small Cap Fund	2,716,898	(250,978)	(2,465,920)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2007

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager").

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager will waive its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Growth Fund	2.65%	3.40%

For the Government Securities Fund and Growth Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, the transfer agent will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. These agreements may be terminated by either party upon 90 days prior written notice.

Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, the following amounts were waived for the year ended December 31, 2007.

	Management Fees Waived	Transfer Agent Fees Waived
Government Securities Fund	$30,319	$33,062
Income and Equity Fund	61,156	-
Growth Fund	23,395	-

Effective 2004, the Investment Manager terminated all of its rights under the expense limitation agreements with respect to potential recoupment from the Funds of all management fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager will not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the year ended December 31, 2007, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

	Underwriting Fees Retained	Commissions Paid
Government Securities Fund	$188	$435
Income and Equity Fund	87	378
Balanced Fund	2,526	3,873
Growth Fund	2,741	2,411
Multi-Cap Value Fund	8,290	4,810
Small Cap Fund	87,513	8,964

PGFD is a wholly-owned subsidiary of the Investment Manager.

The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,500. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $3.00 per year per closed account with minimum charges of $1,400 per month for A, C, and I share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager. In January 2007, the transfer agent did not charge its minimum charges for Class I Shares. Effective 2008, agreements to provide transfer agent services has been entered into at a rate of $21.00 per year per open account and $3.50 per year per closed account with minimum charges of $1,800 per month for A, C and I share accounts.

Accounts payable to related parties consist of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2007

The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's daily net assets for Class A shares and Class C shares. Under the plan of the distribution, the Funds may pay a distribution fee to qualified recipients in an amount up to 0.75% per annum of each Fund's daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the year ended December 31, 2007, total distribution and/or service (12b-1) fees were:

	Class A	Class C
Government Securities Fund	$7,624	$16,149
Income and Equity Fund	9,904	58,815
Balanced Fund	15,242	364,541
Growth Fund	6,172	19,901
Multi-Cap Value Fund	13,020	98,417
Small Cap Fund	247,500	287,591

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the period ended and as of December 31, 2007.

	Year ended December 31, 2007		As of December 31, 2007
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Government Securities Fund	$3,802,825	$2,656,909	$5,148,891	$167,347	$34,350	$132,997
Income and Equity Fund	4,666,583	4,148,675	8,752,708	707,285	210,842	496,443
Balanced Fund	18,485,489	17,535,636	29,229,852	10,388,009	229,146	10,158,863
Growth Fund	1,100,915	583,576	3,655,609	1,327,259	116,830	1,210,429
Multi-Cap Value Fund	9,391,073	7,784,016	13,833,269	3,024,996	1,443,317	1,581,679
Small Cap Fund	88,627,459	19,876,984	137,499,097	41,428,611	24,842,378	16,586,233

Note 5. Distributions to Shareholders

The tax character of distributions paid during 2007 and 2006 was as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Multi-Cap Value Fund	Small Cap Fund
Year ended December 31, 2007
Distributions paid from:
Ordinary Income	$148,343	$259,157	$220,460	$-	$-
Long-Term Capital Gain	-	72,950	1,771,016	537,677	3,700,812
Return of Capital	-	-	-	-	-
Total Distributions	$148,343	$332,107	$1,991,476	$537,677	$3,700,812
Year ended December 31, 2006
Distributions paid from:
Ordinary Income	$112,065	$129,692	$-	$-	$190,354
Long-Term Capital Gain	-	11,693	1,031,029	1,161,229	2,645,293
Return of Capital	526	-	4,041	-	-
Total Distributions	$112,591	$141,385	$1,035,070	$1,161,229	$2,835,647

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2007

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Government Securities Fund or the Income and Equity Fund sold or exchanged within 60 days of purchase or shares of the Balanced Fund, Growth Fund, Multi-Cap Value Fund or the Small Cap Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through December 31, 2007 are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

Government Securities Fund (Class A)	$3	Government Securities Fund (Class C)	$-
Income and Equity Fund (Class A)	1	Income and Equity Fund (Class C)	66
Balanced Fund (Class A)	148	Balanced Fund (Class C)	280
Growth Fund (Class A)	137	Growth Fund (Class C)	-
Multi-Cap Value Fund (Class A)	5,118	Multi-Cap Value Fund (Class C)	215
Small Cap Fund (Class A)	155,107	Small Cap Fund (Class C)	25,929

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Government Securities Fund
Class A
Shares Sold	163,051	$1,528,531	62,182	$572,330
Reinvestment of Distributions	8,584	80,373	5,688	52,153
	171,635	1,608,904	67,870	624,483
Shares Repurchased	(33,468)	(314,347)	(40,369)	(372,644)
Net Increase (Decrease)	138,167	$1,294,557	27,501	$251,839
Class C
Shares Sold	46,578	$435,534	14,168	$129,742
Reinvestment of Distributions	3,361	31,461	3,574	32,308
	49,939	466,995	17,742	162,050
Shares Repurchased	(68,765)	(642,702)	(244,107)	(2,214,010)
Net Decrease	(18,826)	$(175,707)	(226,365)	$(2,051,960)
	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares Sold	60,553	$658,413	63,270	$657,015
Reinvestment of Distributions	11,650	124,931	6,443	66,551
	72,203	783,344	69,713	723,566
Shares Repurchased	(96,993)	(1,049,702)	(134,769)	(1,398,124)
Net Increase	(24,790)	$(266,358)	(65,056)	$(674,558)
Class C
Shares Sold	109,926	$1,137,339	30,719	$309,733
Reinvestment of Distributions	18,212	186,785	7,027	69,724
	128,138	1,324,124	37,746	379,457
Shares Repurchased	(94,474)	(982,339)	(221,873)	(2,213,923)
Net Increase (Decrease)	33,664	$341,785	(184,127)	$(1,834,466)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2007

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	32,289	$623,990	44,763	$800,706
Reinvestment of Distributions	14,146	263,676	7,893	146,124
	46,435	887,666	52,656	946,830
Shares Repurchased	(96,265)	(1,824,757)	(47,792)	(860,697)
Net Increase	(49,830)	$(937,091)	4,864	$86,133
Class C
Shares Sold	134,797	$2,485,328	203,596	$3,530,392
Reinvestment of Distributions	92,322	1,656,260	48,449	865,418
	227,119	4,141,588	252,045	4,395,810
Shares Repurchased	(275,386)	(5,122,552)	(210,116)	(3,672,886)
Net Increase	(48,267)	$(980,964)	41,929	$722,924
	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Growth Fund
Class A
Shares Sold	68,124	$701,434	50,910	$450,036
Reinvestment of Distributions	-	-	-	-
	68,124	701,434	50,910	450,036
Shares Repurchased	(29,369)	(293,987)	(16,135)	(143,840)
Net Increase	38,755	$407,447	34,775	$306,196
Class C
Shares Sold	24,536	$236,074	45,585	$380,686
Reinvestment of Distributions	-	-	-	-
	24,536	236,074	45,585	380,686
Shares Repurchased	(31,524)	(298,129)	20,447	(168,683)
Net Increase	(6,988)	$(62,055)	66,032	$212,003

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2007

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Multi-Cap Value Fund
Class A
Shares Sold	220,221	$2,901,090	94,447	$1,192,505
Reinvestment of Distributions	12,920	162,400	25,908	334,372
	233,141	3,063,490	120,355	1,526,877
Shares Repurchased	(67,903)	(876,332)	(30,861)	(393,913)
Net Increase	165,238	$2,187,158	89,494	$1,132,964
Class C
Shares Sold	76,944	$965,308	145,977	$1,794,665
Reinvestment of Distributions	26,015	311,404	65,114	809,018
	102,959	1,276,712	211,091	2,603,683
Shares Repurchased	(200,060)	(2,470,175)	(62,244)	(765,063)
Net Increase	(97,101)	$(1,193,463)	148,847	$1,838,620
	Year ended December 31, 2007		Period ended December 31, 2006
	Shares	Amount	Shares	Amount
Small Cap Fund
Class A
Shares Sold	2,032,983	$75,193,952	1,580,047	$48,824,782
Reinvestment of Distributions	72,726	2,547,593	56,688	1,950,232
	2,105,709	77,741,545	1,636,735	50,775,014
Shares Repurchased	(722,654)	(26,460,931)	(384,583)	(11,931,692)
Net Increase (Decrease)	1,383,055	$51,280,614	1,252,152	$38,843,322
Class C
Shares Sold	572,876	$18,729,004	414,243	$11,574,250
Reinvestment of Distributions	26,129	810,010	20,925	622,493
	599,005	19,539,014	435,168	12,196,743
Shares Repurchased	(148,127)	(4,802,455)	(54,635)	(1,490,834)
Net Increase	450,878	$14,736,559	380,533	$10,705,909
Class I
Shares Sold	49,437	$2,000,000	143	$5,000
Reinvestment of Distributions	1,146	43,364	5	174
	50,583	2,043,364	148	5,174
Shares Repurchased	-	-	-	-
Net Increase	50,583	$2,043,364	148	$5,174

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2007

Note 7. Bank Borrowings

Each Fund may borrow up to 15% of its total assets. Each Fund will not borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. Each Fund has the ability to borrow, from UMB Bank, n.a., on an unsecured basis, at 1.5% over the Federal Funds rate. As of December 31, 2007 the Small Cap Fund and Multi-Cap Value Fund were paying interest at 4.94% per annum on its outstanding borrowings. No compensating balances are required.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Government Securities Fund
	Class A
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$9.24	$9.27	$9.51	$9.68	$10.20
Income from investing operations
Net investment income	0.29	0.23	0.28	0.23	0.35
Net realized and unrealized gains (losses) on securities	0.22	0.05	(0.18)	(0.20)	(0.57)
Total from investment operations	0.51	0.28	0.10	0.03	(0.22)
Less distributions
From net investment income	(0.33)	(0.31)	(0.34)	(0.20)	(0.30)
From net capital gains	-	-	-	-	-
Total distributions	(0.33)	(0.31)	(0.34)	(0.20)	(0.30)
Net asset value, end of period	$9.42	$9.24	$9.27	$9.51	$9.68
Total Investment Return (a)	5.54%	3.14%	1.08%	0.26%	(2.20)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,817	$2,467	$2,219	$2,488	$3,025
Ratio of net investment income to average net assets
With expense reductions	3.57%	2.70%	2.68%	1.89%	2.88%
Without expense reductions	2.21%	2.04%	2.03%	1.23%	2.33%
Ratio of expenses to average net assets
With expense reductions	1.62%	2.51%	2.26%	1.81%	1.65%
Without expense reductions	2.98%	3.17%	2.91%	2.46%	2.20%
Fund portfolio turnover rate	58.55%	16.27%	88.26%	402.70%	206.55%
	Class C
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$9.23	$9.13	$9.27	$9.43	$9.95
Income from investing operations
Net investment income	0.25	0.08	0.14	0.09	0.21
Net realized and unrealized gains (losses) on securities	0.18	0.14	(0.11)	(0.14)	(0.50)
Total from investment operations	0.43	0.22	0.03	(0.05)	(0.29)
Less distributions
From net investment income	(0.21)	(0.12)	(0.17)	(0.11)	(0.23)
From net capital gains	-	-	-	-	-
Total distributions	(0.21)	(0.12)	(0.17)	(0.11)	(0.23)
Net asset value, end of period	$9.45	$9.23	$9.13	$9.27	$9.43
Total Investment Return	4.73%	2.47%	0.28%	(0.50)%	(2.98)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,595	$1,731	$3,780	$7,424	$11,423
Ratio of net investment income to average net assets
With expense reductions	2.77%	1.97%	2.03%	1.10%	2.23%
Without expense reductions	1.41%	1.32%	1.38%	0.45%	1.67%
Ratio of expenses to average net assets
With expense reductions	2.40%	3.21%	2.90%	2.57%	2.39%
Without expense reductions	3.76%	3.86%	3.55%	3.22%	2.95%
Fund portfolio turnover rate	58.55%	16.27%	88.26%	402.70%	206.55%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.74	$10.19	$10.46	$10.33	$9.91
Income from investing operations
Net investment income	0.31	0.20	0.20	0.07	0.33
Net realized and unrealized gains (losses) on securities	(0.05)	0.53	(0.20)	0.29	0.31
Total from investment operations	0.26	0.73	-	0.36	0.64
Less distributions
From net investment income	(0.28)	(0.18)	(0.26)	(0.21)	(0.20)
From net capital gains	(0.11)	-	(0.01)	(0.02)	-
From return of capital	-	-	-	-	(0.02)
Total distributions	(0.39)	(0.18)	(0.27)	(0.23)	(0.22)
Net asset value, end of period	$10.61	$10.74	$10.19	$10.46	$10.33
Total Investment Return (a)	2.39%	7.25%	0.01%	3.51%	6.63%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,663	$3,973	$4,436	$3,611	$1,835
Ratio of net investment income to average net assets
With expense reductions	2.78%	1.74%	2.33%	2.18%	2.92%
Without expense reductions	2.16%	0.99%	1.65%	1.49%	1.84%
Ratio of expenses to average net assets
With expense reductions	1.95%	2.06%	1.93%	1.94%	1.85%
Without expense reductions	2.57%	2.80%	2.60%	2.63%	2.94%
Fund portfolio turnover rate	45.58%	23.43%	39.57%	40.48%	71.02%
	Class C
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.31	$9.80	$10.02	$9.90	$9.60
Income from investing operations
Net investment income	0.22	0.08	0.15	0.16	0.24
Net realized and unrealized gains (losses) on securities	(0.05)	0.54	(0.22)	0.11	0.32
Total from investment operations	0.17	0.62	(0.07)	0.27	0.56
Less distributions
From net investment income	(0.23)	(0.11)	(0.14)	(0.13)	(0.26)
From net capital gains	(0.11)	-	(0.01)	(0.02)	-
From return of capital	-	-	-	-	-
Total distributions	(0.34)	(0.11)	(0.15)	(0.15)	(0.26)
Net asset value, end of period	$10.14	$10.31	$9.80	$10.02	$9.90
Total Investment Return	1.63%	6.40%	(0.67)%	2.74%	5.88%
Ratios/Supplemental Data
Net assets, end of period (000's)	$5,990	$5,743	$7,265	$7,738	$5,416
Ratio of net investment income to average net assets
With expense reductions	2.06%	1.04%	1.57%	1.38%	2.10%
Without expense reductions	1.43%	0.28%	0.90%	0.70%	1.03%
Ratio of expenses to average net assets
With expense reductions	2.70%	2.81%	2.70%	2.69%	2.60%
Without expense reductions	3.32%	3.56%	3.37%	3.37%	3.67%
Fund portfolio turnover rate	45.58%	23.43%	39.57%	40.48%	71.02%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$18.42	$17.39	$16.57	$15.88	$13.69
Income from investing operations
Net investment income	0.24	0.07	0.16	0.12	0.21
Net realized and unrealized gains (losses) on securities	0.97	1.40	0.82	0.75	2.34
Total from investment operations	1.21	1.47	0.98	0.87	2.55
Less distributions
From net investment income	(0.20)	-	(0.11)	(0.13)	(0.16)
From net capital gains	(0.85)	(0.44)	(0.01)	(0.05)	(0.18)
From return of capital	-	-	(0.04)	-	(0.02)
Total distributions	(1.05)	(0.44)	(0.16)	(0.18)	(0.36)
Net asset value, end of period	$18.58	$18.42	$17.39	$16.57	$15.88
Total Investment Return (a)	6.53%	8.47%	5.90%	5.50%	18.63%
Ratios/Supplemental Data
Net assets, end of period (000's)	$5,918	$6,787	$6,323	$5,863	$4,739
Ratio of net investment income to average net assets	1.02%	0.43%	0.97%	0.98%	1.44%
Ratio of expenses to average net assets	2.21%	2.54%	2.53%	2.67%	2.86%
Fund portfolio turnover rate	43.52%	15.50%	25.47%	39.60%	58.73%
	Class C
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$17.77	$16.92	$16.13	$15.49	$13.40
Income from investing operations
Net investment income	0.05	(0.06)	0.03	0.04	0.09
Net realized and unrealized gains (losses) on securities	0.96	1.35	0.80	0.68	2.26
Total from investment operations	1.01	1.29	0.83	0.72	2.35
Less distributions
From net investment income	(0.05)	-	(0.02)	(0.03)	(0.06)
From net capital gains	(0.85)	(0.44)	(0.01)	(0.05)	(0.18)
From return of capital	-	-	(0.01)	-	(0.02)
Total distributions	(0.90)	(0.44)	(0.04)	(0.08)	(0.26)
Net asset value, end of period	$17.88	$17.77	$16.92	$16.13	$15.49
Total Investment Return	5.67%	7.65%	5.16%	4.62%	17.58%
Ratios/Supplemental Data
Net assets, end of period (000's)	$34,960	$35,593	$33,185	$29,304	$23,353
Ratio of net investment income to average net assets	0.27%	(0.33)%	0.19%	0.21%	0.67%
Ratio of expenses to average net assets	2.97%	3.30%	3.30%	3.44%	3.66%
Fund portfolio turnover rate	43.52%	15.50%	25.47%	39.60%	58.73%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Growth Fund
	Class A
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$9.21	$8.54	$8.22	$7.14	$5.48
Income from investing operations
Net investment income (expense)	(0.07)	(0.04)	(0.01)	0.02	(0.07)
Net realized and unrealized gains (losses) on securities	1.69	0.71	0.33	1.06	1.73
Total from investment operations	1.62	0.67	0.32	1.08	1.66
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$10.83	$9.21	$8.54	$8.22	$7.14
Total Investment Return (a)	17.59%	7.85%	3.89%	15.13%	30.29%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,889	$2,101	$1,650	$1,155	$669
Ratio of net investment income to average net assets
With expense reductions	(1.33)%	(1.11)%	(1.37)%	(1.51)%	(1.69)%
Without expense reductions	(1.85)%	(2.14)%	(3.06)%	(4.98)%	(7.44)%
Ratio of expenses to average net assets
With expense reductions	2.65%	2.64%	2.63%	2.83%	2.48%
Without expense reductions	3.17%	3.68%	4.32%	6.30%	8.23%
Fund portfolio turnover rate	14.12%	22.80%	30.54%	12.96%	34.58%
	Class C
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$8.59	$8.02	$7.79	$6.83	$5.33
Income from investing operations
Net investment income (expense)	(0.21)	(0.12)	0.37	0.22	(0.16)
Net realized and unrealized gains (losses) on securities	1.65	0.69	(0.14)	0.74	1.66
Total from investment operations	1.44	0.57	0.23	0.96	1.50
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$10.03	$8.59	$8.02	$7.79	$6.83
Total Investment Return	16.76%	7.11%	2.95%	14.06%	28.14%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,096	$1,856	$1,532	$445	$251
Ratio of net investment income to average net assets
With expense reductions	(2.07)%	(1.87)%	(2.13)%	(2.27)%	(2.47)%
Without expense reductions	(2.60)%	(2.91)%	(3.83)%	5.61%	(8.18)%
Ratio of expenses to average net assets
With expense reductions	3.40%	3.40%	3.40%	3.54%	3.25%
Without expense reductions	3.93%	4.44%	5.11%	6.88%	8.96%
Fund portfolio turnover rate	14.12%	22.80%	30.54%	12.96%	34.58%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Multi-Cap Value Fund
	Class A
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$12.77	$12.27	$11.77	$11.46	$7.95
Income from investing operations
Net investment income (expense)	0.01	(0.09)	(0.14)	(0.03)	(0.09)
Net realized and unrealized gains (losses) on securities	0.17	1.68	1.29	0.70	3.60
Total from investment operations	0.18	1.59	1.15	0.67	3.51
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	(0.45)	(1.09)	(0.65)	(0.36)	-
Total distributions	(0.45)	(1.09)	(0.65)	(0.36)	-
Net asset value, end of period	$12.50	$12.77	$12.27	$11.77	$11.46
Total Investment Return (a)	1.40%	12.91%	9.71%	5.84%	44.15%
Ratios/Supplemental Data
Net assets, end of period (000's)	$6,315	$4,341	$3,073	$2,313	$1,180
Ratio of net investment income to average net assets
With expense reductions	(1.21)%	(1.66)%	(1.70)%	(1.15)%	(1.67)%
Without expense reductions	(1.21)%	(1.66)%	(1.73)%	(1.15)%	(3.14)%
Ratio of expenses to average net assets
With expense reductions	2.82%	3.02%	3.05%	2.63%	2.49%
Without expense reductions	2.82%	3.02%	3.08%	3.07%	3.96%
Fund portfolio turnover rate	52.71%	46.97%	48.97%	49.30%	20.16%
	Class C
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$12.28	$11.93	$11.54	$11.33	$7.91
Income from investing operations
Net investment income (expense)	(0.36)	(0.18)	(0.19)	(0.10)	0.32
Net realized and unrealized gains (losses) on securities	0.43	1.62	1.23	0.67	3.10
Total from investment operations	0.07	1.44	1.04	0.57	3.42
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	(0.45)	(1.09)	(0.65)	(0.36)	-
Total distributions	(0.45)	(1.09)	(0.65)	(0.36)	-
Net asset value, end of period	$11.90	$12.28	$11.93	$11.54	$11.33
Total Investment Return	0.57%	12.02%	8.94%	5.02%	43.24%
Ratios/Supplemental Data
Net assets, end of period (000's)	$8,494	$9,958	$7,894	$6,122	$3,537
Ratio of net investment income to average net assets
With expense reductions	(1.93)%	(2.43)%	(2.46)%	(1.94)%	(2.41)%
Without expense reductions	(1.93)%	(2.43)%	(2.49)%	(2.37)%	(3.90)%
Ratio of expenses to average net assets
With expense reductions	3.56%	3.79%	3.82%	3.40%	3.24%
Without expense reductions	3.56%	3.79%	3.84%	3.83%	4.74%
Fund portfolio turnover rate	52.71%	46.97%	48.97%	49.30%	20.16%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Fund
	Class A
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$33.52	$25.73	$25.47	$18.77	$10.32
Income from investing operations
Net investment income (expense)	0.27	2.71	(1.15)	0.73	(0.37)
Net realized and unrealized gains (losses) on securities	1.78	6.29	3.38	6.14	8.95
Total from investment operations	2.05	9.00	2.23	6.87	8.58
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	(0.87)	(1.21)	(1.97)	(0.17)	(0.13)
Total distributions	(0.87)	(1.21)	(1.97)	(0.17)	(0.13)
Net asset value, end of period	$34.70	$33.52	$25.73	$25.47	$18.77
Total Investment Return (a)	6.10%	35.05%	8.64%	36.60%	83.21%
Ratios/Supplemental Data
Net assets, end of period (000's)	$112,938	$62,735	$15,884	$17,376	$8,961
Ratio of net investment income to average net assets	(1.94)%	(2.40)%	(3.14)%	(3.08)%	(4.06)%
Ratio of expenses to average net assets	2.34%	2.78%	3.36%	3.32%	4.44%
Fund portfolio turnover rate	15.02%	19.74%	20.73%	7.23%	39.95%
	Class C
	For the year ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$30.00	$23.32	$23.44	$17.41	$9.65
Income from investing operations
Net investment income (expense)	(0.21)	0.83	(0.56)	0.66	0.04
Net realized and unrealized gains (losses) on securities	1.78	7.06	2.41	5.54	7.85
Total from investment operations	1.57	7.89	1.85	6.20	7.89
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	(0.87)	(1.21)	(1.97)	(0.17)	(0.13)
Total distributions	(0.87)	(1.21)	(1.97)	(0.13)	(0.01)
Net asset value, end of period	$30.70	$30.00	$23.32	$23.44	$17.41
Total Investment Return	5.22%	33.91%	7.76%	35.62%	81.83%
Ratios/Supplemental Data
Net assets, end of period (000's)	$31,589	$17,337	$4,602	$3,848	$1,274
Ratio of net investment income to average net assets	(2.69)%	(3.15)%	(3.95)%	(3.85)%	(4.88)%
Ratio of expenses to average net assets	3.09%	3.54%	4.19%	4.10%	5.26%
Fund portfolio turnover rate	15.02%	19.74%	20.73%	7.23%	39.95%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Fund
	Class I
	For the year ended December 31, 2007	October 31, 2006(c) December 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$36.13	$35.00
Income from investing operations
Net investment income (expense)	(0.33)	0.45
Net realized and unrealized gains (losses) on securities	2.57	1.89
Total from investment operations	2.24	2.34
Less distributions
From net investment income	-	-
From net capital gains	(0.87)	(1.21)
Total distributions	(0.87)	(1.21)
Net asset value, end of period	$37.50	$36.13
Total Investment Return	6.19%	6.74	%(b)
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,902	$5
Ratio of net investment income to average net assets	(1.72)%	(2.48	)%(d)
Ratio of expenses to average net assets	2.10%	2.74	%(d)
Fund portfolio turnover rate	15.02%	19.74%

(b)  Not annualized

(c)  Commencement of operations

(d)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Pacific Advisors Fund Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund) (the "Funds"), as of December 31, 2007, and the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Pacific Advisors Fund Inc. at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
February 17, 2008

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

The Board of Directors, including a majority of the Independent Directors, most recently approved the Investment Management Agreements for the Funds at its meeting held on August 3, 2007. At that meeting, the Board approved the continuation of the Investment Management Agreements by and between the Company, on behalf of each of its Funds, and Pacific Global Investment Management Company, Inc. ("PGIMC").

In approving the Agreements, the Board of Directors considered materials specifically relating to the relevant Agreement, including: (1) the profitability of PGIMC, including an analysis of PGIMC's cost of providing services and its financial condition, as well as comparative expense information; (2) investment performance of the relevant Fund, including information comparing the performance of each Fund with a peer group of funds and an appropriate index or combination of indices; (3) sales and redemption data for the Fund; (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors; (5) the economic outlook and the general investment outlook in the markets in which the Fund invests; and (6) "fall-out" benefits realized by PGIMC (i.e., ancillary benefits derived by the Investment Manager or its affiliates from PGIMC's relationship with the Fund). The Board of Directors also periodically considers other material facts such as the allocation of each Fund's brokerage commissions, each Fund's record of compliance with its investment policies and restrictions on personal securities transactions, and the nature, cost, and character of non-investment management services provided by PGIMC and its affiliates. In approving the Agreements, the Board relied on all information presented to it over the course of the year.

Prior to approval of the Investment Management Agreements, independent counsel to the Independent Directors reviewed the 15(c) memorandum and comments were provided to the Funds' counsel and the Board's Independent Directors who reviewed it prior to consideration of the continuation of these Agreements. In addition, the Independent Directors met separately with independent counsel prior to the meeting at which the Agreements were approved. Based on its evaluation of all material factors, the Board, including a majority of the Independent Directors, determined that the Agreements are in the best interests of the Corporation and its shareholders and that the fees to be paid to PGIMC under the Agreements are fair and reasonable in relationship to the services to be rendered thereunder and in light of the factors considered. During its deliberations, the Board did not identify any single factor as all important or controlling, and individual Directors may have weighed the same factors differently. The following summaries do not detail every matter considered. Matters considered by the Board of Directors included the following:

Nature, Quality and Extent of Services. The Board examined the nature, quality and extent of the services provided by PGIMC to the Funds. The Board reviewed PGIMC's key personnel in providing investment management services to the Fund as well as the time that investment personnel devote to the Funds. The Board also considered PGIMC's responsibilities under the Agreement in serving as the Fund's investment manager, including responsibilities for investment research and stock selection, serving as the Funds' administrator, monitoring adherence to the Fund's investment restrictions and monitoring compliance with various policies and procedures of the Funds. The Board concluded that the Funds are likely to benefit from the nature, extent and quality of the services provided by the PGIMC under the Agreements as a result of the PGIMC's experience, reputation, personnel, operations and resources.

Investment Performance of PGIMC and the Fund. The Board considered the performance of the Funds and PGIMC, including, to the extent applicable, the Funds' year-to-date, one-, five-, ten- and since inception performance for the periods ended June 30, 2007, the Funds' one-, three-, and five-year performance for the periods ended December 31, 2006, as well as comparative performance provided by an independent data service. After reviewing the Funds' performance records achieved by PGIMC, including

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

performance relative to the Funds' peers, the Board concluded that, while past performance is no guarantee of future performance, each Fund's investment performance overall weighed in favor of renewing the Agreements. Overall, the Board noted there had been improvement in the overall performance of selected Funds and certain performance trends were encouraging.

Among other factors, the Board considered: (i) with respect to the Balanced Fund, the Fund's benchmark is a blend of two indices, and the Fund (class A shares) outperformed its benchmark for the 6-month and the three- and five-year periods ended June 30, 2007; (ii) with respect to the Small Cap Fund, the Fund outperformed its benchmark index in the 6-month, one-year, three-year, and 5-year periods ended June 30, 2007; (iii) with respect to the Growth Fund, the Fund outperformed its benchmark index for the 6-month and five-year periods ended June 30, 2007; (iv) with respect to the Multi-Cap Value Fund, the Fund slightly underperformed its benchmark for the 6-month period ended June 30, 2007, but outperformed its benchmark index for the one-, three- and five-year periods ended June 30, 2007; (v) with respect to the Income and Equity Fund, while no peer group has the same investment strategies and objectives as those of the Fund, overall performance was consistent with the Fund's investment objectives and strategies; and (vi) with respect to the Government Securities Fund, the Fund outperformed the Lehman Intermediate T-Bond Index for the 6-month and one-year periods ended June 30, 2007, and the effects of an extended low interest rate environment on the performance of the Fund.

Costs of Services and Profits Realized by PGIMC. The Board examined PGIMC's costs in serving as the Funds' Investment Manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board considered PGIMC's upgrades to its information technology systems, including its business recovery programs. The Board reviewed PGIMC's 2006 unaudited financial statements and also considered the profitability of PGIMC and its affiliates from their relationship with the Fund. The Board also considered the financial condition of PGIMC and its ability to provide the quality of services specified under the Agreements and expected by the Board. The Board examined the fee and expense information for the Funds as compared to that of comparable funds managed by other advisers. The Board noted that the investment management fees charged the Funds are higher than those charged by some mutual funds and lower than those charged others. The Board also was provided with comparative fee information indicating that the Funds' fees were comparable to those charged by funds that would be considered competitors of the Funds. The Board considered that during 2006, PGIMC had waived fees and reimbursed expenses for the Government Securities Fund, Income and Equity Fund, and Growth Fund in order to keep their expenses down, and that PGIMC expected to continue to waive fees for the Government Securities Fund, Income and Equity Fund, and Growth Fund in 2007 to the extent expenses exceed the agreed expense limits for those Funds. Another factor was that in the past PGIMC had waived fees and reimbursed expenses for all of the Funds. Over the history of the Funds, PGIMC had waived and/or reimbursed expenses in excess of $3.1 Million. The Board also considered information that subsidiaries of PGIMC provide distribution, administrative, transfer agency services for the Funds, and that providing these services internally had reduced costs for the Funds and enabled PGIMC to assure that accounting and shareholder services are of high quality and at a competitive cost. The Board also considered the growth of assets in the Funds in the first six months of 2007, and the expected impact of that growth on the Funds' expense ratios. The Board also evaluated the expense ratios for comparable funds and determined that the Funds' expense ratios were competitive with those funds. The Board concluded that the Funds' management fee and expense ratios were reasonable in light of the service provided and the Funds' performance achieved by PGIMC.

Economies of Scale. The Board considered the extent to which the Funds' management fees reflect economies of scale for the benefit of the Funds' shareholders. The Board reviewed the Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Funds' assets increase. The Board

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

considered the fact that current assets were well below the threshold for the initial advisory fee breakpoint. The Board noted that the expense ratio for the Multi-Cap Value Fund declined in 2006 relative to 2005, that the expense ratio for the Balanced Fund declined significantly in the first 6 months of 2007, and that the expense ratio for the Small Cap Fund had declined in 2006 relative to 2005 and declined significantly in the first 6 months of 2007. Based on its review and negotiations, the Board concluded that the Funds' management fee structure allows shareholders to benefit from economies of scale as Fund assets increase. The Board also considered that PGIMC had been waiving fees and reimbursing expenses for the Government Securities Fund, Income and Equity Fund, Growth Fund and the Multi-Cap Value Fund.

Other Benefits to PGIMC. In evaluating the benefits that accrue to PGIMC through its relationship with the Funds, the Board recognized that, in addition to providing advisory services, PGIMC and certain of its affiliates serve the Fund in various capacities, including as transfer agent, administrative services agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by PGIMC or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also considered the benefits to PGIMC that results from PGIMC's management of separately managed accounts. The Board concluded that the benefits were consistent with PGIMC's obligations under the Agreements and the benefits usually received by other investment advisers.

After full consideration of these and other factors, the Board, including a majority of the Independent Directors, concluded that approval of the Agreements was in the best interest of the Funds and their shareholders.

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Victoria L. Breen (56) 603 West Ojai Avenue Ojai, CA 93023	Director and Assistant Secretary	Since 1992	1992 - Present: Assistant Secretary and Director Pacific Global Investment Management Company
1994 - Present: Agent, Transamerica Life Companies; Registered Principal, Transamerica Financial Advisors, Inc.
			1986 - Present: President, Derby & Derby, Inc. (Financial Services Company)	6 Pacific Advisors Mutual Funds	None

Thomas M. Brinker (74) 1 North Ormond Avenue Havertown, PA 19083	Director	Since 1992	2007 - Present: Retired
1970 - 2007: Registered Representative, Transamerica Financial Advisors, Inc.
			1970 - 2007: President, Fringe Benefits, Inc. and Financial Foresight, Ltd. d/b/a The Brinker Organization (Financial Services Companies)	6 Pacific Advisors Mutual Funds	None

Thomas H. Hanson (57) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President	Since 1992	1992 - Present: Executive Vice President and Director, Pacific Global Investment Management Company; President and Director; Pacific Global Fund Distributors, Inc.; Director, Pacific Global Investor Services, Inc.
2001 - Present: Vice President, Pacific Global Investor Services, Inc.
1993 - Present: Owner, Director, Chairman, President, and CEO of TriVest Capital Management, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Catherine L. Henning (30) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Secretary	Since 2006	2007 - Present: Vice President, Pacific Global Investment Management Company
2006 - Present: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2004 - Present: Secretary, Pacific Global Investment Management Company; Chief Compliance Officer, Pacific Global Fund Distributors, Inc.
2001 - Present: Director of Private Client Services, Pacific Global Investment Management Company
2004 - 2006: Assistant Secretary, Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.
2002 - 2006: Assistant Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
			2002 - 2004: Assistant Secretary, Pacific Global Investment Management Company	6 Pacific Advisors Mutual Funds	None

George A. Henning (60) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	President and Chairman	Since 1992	1991 - Present: Chairman, President, and Director, Pacific Global Investment Management Company; Chairman and Director, Pacific Global Fund Distributors, Inc.; Chairman and Director, Pacific Global Investor Services, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Barbara A. Kelley (54) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President, Chief Compliance Officer and Treasurer	Since 2001	2004 - Present: Chief Compliance Officer, Pacific Advisors Fund Inc. and Pacific Global Investment Management Company
2001 - Present: Executive Vice President, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President, Pacific Global Investor Services, Inc.
1999 - Present: Director, Pacific Global Investment Management Company
			2001 - 2007: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

L. Michael Haller (63) 5924 Colodny Agoura, CA 91301	Director	Since 1992	2007 - Present: President, Bionic Games, Inc. (Game Software Development Company)
2004 - Present: Consultant
2002 - Present: President, High Impact Games, Inc. (Game Software Development Company)
1970 - Present: Owner, Asahi Broadcasting Entertainment (Game Software Development Company)
			2002 - 2003: Executive Vice President, Sammy Studios, Inc. (Entertainment Company)	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Takashi Makinodan, PhD (82) 1506 S. Bentley Avenue PH #5 Los Angeles, CA 90025	Director	Since 1995	2007 - Present: Retired
1992 - 2007: Director, Medical Treatment Effectiveness Program (MEDTEP), Center on Asian and Pacific Islanders
			1991 - 2007: Associate Director of Research, Geriatric Research Education Clinic Center, VA Medical Center	6 Pacific Advisors Mutual Fund	None

Gerald E. Miller (77) 5262 Bridgetown Place Westlake Village, CA 91362	Director	Since 1992	1992 - Present: Retired	6 Pacific Advisors Mutual Funds	None

Louise K. Taylor, PhD (61) 325 East Huntington Dr. Monrovia, CA 91016	Director	Since 1992	1991 - Present: Superintendent, Monrovia Unified School District	6 Pacific Advisors Mutual Funds	None

Jingjing Yan (34) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Treasurer	Since 2005	2007 - Present: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2001 - Present: Fund Accounting Manager, Pacific Global Investor Services, Inc.
			2005 - 2007: Assistant Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693.

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of the Company.

Pacific Advisors Fund Inc.

Additional Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the taxable year ended December 31, 2007. The Funds designated and paid as long-term capital gain distributions as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Long-term capital gain distributions	-	$72,950	$1,771,016	-	$537,677	$3,700,812

A percentage of the dividends distributed during the fiscal year for the Funds qualifies for the dividends-received deduction for corporate shareholders:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Corporate dividends-received deduction	20.60%	57.83%	100.00%	N/A	N/A	N/A

Under the Jobs and Growth tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the taxable year ended December 31, 2007 are designated as "qualified dividend income," as defined in Act. Subject to reduced tax rates in 2007.

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Percentage of qualified dividends	20.60%	57.83%	100.00%	N/A	N/A	N/A

In January 2008, the funds provided tax information to shareholders for the preceding calendar year.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
Victoria L. Breen
Thomas M. Brinker
L. Michael Haller, III
Takashi Makinodan, Ph.D.
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Thomas H. Hanson, Vice President
Catherine L. Henning, Secretary
Victoria L. Breen, Assistant Secretary
Barbara A. Kelley, Treasurer
Jingjing Yan, Assistant Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.	Code of Ethics

Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. Registrant will provide to any person without charge, upon request, a copy of the Code of Ethics if such person submits a request in writing addressed to the Registrant’s secretary at the principal executive offices listed above.

Item 3.	Audit Committee Financial Expert

Registrant’s Audit Committee has three members. While these members are “financially literate,” the Board has determined that none of the members of the Audit Committee meet the technical definition of “audit committee financial expert.” Registrant has determined that an audit committee financial expert is not necessary at this time because (i) the Audit Committee members are financially literate; (ii) they have served on Registrant’s Audit Committee for several years; (iii) the accounting methodologies applicable to registered investment companies and the types of investment activities in which the Funds engage are well established; and (iv) Registrant’s financial statements do not involve the types of complex accounting issues that other types of public companies may have.

Item 4.	Principal Accountant Fees and Services

(a)-(d)

Ernst & Young LLP (“E&Y”) billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2006, and December 31, 2007, as follows:

	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2007	$132,000	$2,000	$26,000	$0
2006	$126,400	$0	$21,000	$0

(b)

Audit Related Fees are for services rendered to provide consent of the annual update to the Corporation’s Form N1-A and non-routine N1-A filings.

(c)

Tax Fees include the services for the review of income tax returns and excise taxes.

(e)(1)

The Audit Committee is authorized to pre-approve non-audit services provided by the Corporation’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Corporation on the same terms as the full Audit Committee previously had approved for the then existing funds, and to approve non-audit services which are permissible under applicable law, provided the estimated fee is not more than $5,000 based on a good faith estimate provided by the auditor.  The Chairman shall report any such pre-approval to the Audit Committee at its next following meeting.

(e)(2)

None.

 (f)

0%

(g)

None.

(h)

Not applicable.

Item 5.	Audit Committee of Listed Registrants
Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders
No material changes have been made.

Item 11.	Controls and Procedures.

(a) Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.	Exhibits
(a)(1) Not applicable.

(a)(2) Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	February 29, 2008

By:	/s/ Barbara A. Kelley
Barbara A. Kelley
Chief Financial Officer

Date:	February 29, 2008